                                  SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the registrant  [X]

Filed by a party other than the registrant  [ ]

Check the appropriate box:
[X] Preliminary proxy statement.
[ ] Confidential, for use of the Commission only (as permitted by Rule
    14a-6(e)(2)).
[ ] Definitive proxy statement. [ ] Definitive additional materials.
[ ] Soliciting materials pursuant to Rule 14a-11(c) or Rule 14a-12.

                               DCB FINANCIAL CORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.
         (1)      Title of each class of security to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:

                         {DCB FINANCIAL CORP STATIONERY}

May 23, 2003


Dear Fellow Shareholder:


You are cordially invited to attend the Annual Meeting of Shareholders of DCB Financial Corp at 4:00 p.m. on Wednesday, June 25, 2003. The meeting will be held at the Corporate Center, 110 Riverbend Ave., Lewis Center, Ohio.


This is a particularly important shareholder meeting for me as it will be the first one I am attending since joining the Company as Chief Executive Officer. Along with the other members of the Board of Directors and management, I look forward to greeting those shareholders who are able to attend in person.


DCB Financial has come through a challenging year, and your Board of Directors and management team have developed and begun to implement plans to address several important goals. These include improving profitability, enhancing shareholder value and continuing to grow within the excellent markets we serve with outstanding service, competitive products and community involvement. We will provide further details of our plans in the next few months. We believe that by prudently expanding our franchise, we will have the opportunity to become one of the premier financial institutions in the State of Ohio.

As a native of Delaware, and with over 20 years of banking experience, I can assure you that our goal of continuing to build the Company's position as the leading independent community bank in Delaware County has great significance to me, both personally and professionally.

In addition to the election of three directors, the Board is requesting shareholder approval of a number of changes to the Company's Articles of Incorporation and Code of Regulations, as specified in the attached notice of annual meeting. After our recent experience with a small group of dissident shareholders, which caused us to postpone our annual meeting, your Board of Directors, in response to advice of counsel, has recommended these changes. The intent of these proposed changes is to provide the Company additional flexibility in raising capital, engaging in potential acquisitions and protecting itself against undesirable attempts to gain control of the Company. We believe that the proposed changes will allow the Company to continue as a strong, independent financial institution serving our local communities. We are convinced that in the end, this is the best way to advance the interest of the Company, its employees, the communities it serves and, most importantly, you our shareholders.

Thank you for your continued loyalty and support.



                  On behalf of the Board of Directors,


                  Jeffrey T. Benton
                  President and Chief Executive Officer

                               DCB FINANCIAL CORP
                              110 Riverbend Avenue
                            Lewis Center, Ohio 43035

               NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD


                                 JUNE 25, 2003


To The Shareholders OF DCB Financial Corp:


You are hereby notified that the annual meeting of the shareholders of DCB Financial Corp (the "Company") will be held on June 25, 2003, at 4:00 P.M. at the Delaware County Bank & Trust Company Corporate Center (110 Riverbend Avenue), Lewis Center, Ohio, for the purpose of considering and acting upon the following:


1. ELECTION OF DIRECTORS - To elect Class I directors to hold office until the expiration of their terms (3 years) expiring at the Annual Meeting in 2006, or until their successors shall be duly elected and qualified.


2. AUTHORIZATION OF PREFERRED SHARES - To approve amending and restating the Company's Articles of Incorporation to provide for 2,000,000 authorized preferred shares.

3. ELIMINATION OF CUMULATIVE VOTING - To approve amending and restating the Company's Articles of Incorporation to eliminate the right of cumulative voting in the election of directors. An effect of the amendment to eliminate cumulative voting will be to do both of the following:

         A. TO PERMIT A MAJORITY OF A QUORUM OF THE VOTING POWER IN THE ELECTION OR REMOVAL OF DIRECTORS TO ELECT OR REMOVE EVERY DIRECTOR; AND

         B. TO PRECLUDE A MINORITY OF A QUORUM OF THE VOTING POWER IN THE ELECTION OR REMOVAL OF DIRECTORS FROM ELECTING OR PREVENTING THE REMOVAL OF ANY DIRECTOR.

         (Please note that directors will be elected by a plurality of votes and that the removal of directors is controlled by Article III, Section 5 of the Amended Code of Regulations, which provides for the removal of directors only upon approval of the holders of 75 percent of the outstanding shares and only for cause.)

4. OPTING OUT OF THE CONTROL SHARE ACQUISITION STATUTE - To approve amending the Articles of Incorporation of the Company to choose that the provisions of Section 1701.831 of the Ohio Revised Code, the control share acquisition statute not be applicable to the Company.

5. TECHNICAL REVISIONS TO THE ARTICLES OF INCORPORATION - To approve amending and restating the Company's Articles of Incorporation, as more fully described in the accompanying proxy statement, to make certain technical changes and corrections.

6. AMENDMENT AND RESTATEMENT OF THE CODE OF REGULATIONS - To approve amending and restating the Company's Code of Regulations, as more fully described in the accompanying Proxy Statement, including (a) to permit shareholders to remove a director only for cause, (b) to require shareholders to provide notice of proposals in advance of shareholder meetings, (c) to increase the number of shareholders required to call a special meeting of shareholders to those holding fifty percent of the outstanding shares, and (d) to modify the manner for amendment of the Code of Regulations.


7. OTHER BUSINESS - To transact any other business which may properly come before the meeting or any adjournment of it.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF ITS NOMINEES NOTED IN THE PROXY STATEMENT, AND "FOR" PROPOSALS 2, 3, 4, 5 AND 6.

The Board of Directors has fixed May 15, 2003, as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting. As of the record date there were 4,172,034 shares of the Company's no par value common stock outstanding. The stock transfer books of the Company will not be closed prior to the meeting.


A copy of the Company's Annual Report, which includes the Company's audited Balance Sheets as of December 31, 2002, and 2001, the related audited Statements of Income, Statements of Changes in Shareholders' Equity, and Statements of Cash Flows for each of the three years ended December 31, 2002, is enclosed.


                                      By the order of the Board of Directors




May 23, 2003                          Jeffrey T. Benton
                                      President and Chief Executive Officer


--------------------------------------------------------------------------------
YOUR VOTE IS IMPORTANT. EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. YOU STILL HAVE THE RIGHT TO REVOKE THE PROXY AND VOTE IN PERSON AT THE MEETING IF YOU SO CHOOSE. IF YOU HAVE ANY QUESTIONS PLEASE CONTACT DONALD R. BLACKBURN AT DCB FINANCIAL CORP (740/657-7930).
--------------------------------------------------------------------------------

                               DCB FINANCIAL CORP
                              110 Riverbend Avenue
                            Lewis Center, Ohio 43035
                                 (740) 657-7000


                                 PROXY STATEMENT
                                 ---------------


                               GENERAL INFORMATION


This Proxy Statement and the accompanying form of proxy are furnished in connection with the solicitation, by the Board of Directors of DCB Financial Corp, 110 Riverbend Avenue, Lewis Center, Ohio 43035, (740) 657-7000, of proxies to be voted at the annual meeting of the shareholders of DCB Financial Corp to be held on June 25, 2003, at 4:00 P.M. at the Delaware County Bank & Trust Company Corporate Center (110 Riverbend Avenue), Lewis Center, Ohio, in accordance with the foregoing notice.


DCB Financial Corp is a financial services holding company. DCB Financial Corp is at times hereinafter referred to as the "Company."

The solicitation of proxies on the enclosed form is made on behalf of the Board of Directors of the Company and will be conducted primarily through the mail. Please mail your completed proxy in the envelope included with these proxy materials. In addition to the use of the mail, members of the Board of Directors and certain officers and employees of the Company or its subsidiaries may solicit the return of proxies by telephone, facsimile, other electronic media or through personal contact. Proxies may not be returned through the Internet. The Directors, officers and employees that participate in such solicitation will not receive additional compensation for such efforts, but will be reimbursed for out-of-pocket expenses.





The proxy materials are first being mailed to shareholders on or about May 23, 2003.


Any shareholder executing a proxy has the right to revoke it by the execution of a subsequently dated proxy, by written notice delivered to the Secretary of the Company prior to the exercise of the proxy or in person by voting at the meeting. The shares will be voted in accordance with the direction of the shareholder as specified on the proxy. In the absence of instruction, the proxy will be voted "FOR" the election of the management director nominees listed in this Proxy Statement, and "FOR" each of proposals 2, 3, 4, 5 and 6 described above, and in the discretion of the proxy committee for any other business that properly comes before the meeting.


                        VOTING SECURITIES AND PROCEDURES


Only shareholders of record at the close of business on May 15, 2003, will be eligible to vote at the Annual Meeting or any adjournment thereof. As of May 15, 2003, the Company had outstanding 4,172,034 shares of no par value common stock. Shareholders are entitled to one vote for each share of common stock owned as of the record date, except for the right to vote cumulatively in regard to the election of directors, as noted below.


The presence in person or by proxy of a majority of the outstanding shares of common stock of the Company entitled to vote at the meeting will constitute a quorum at the Annual Meeting.

Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the meeting.

The three nominees for director who receive the largest number of votes cast "For" will be elected as directors. Shares represented at the annual meeting in person or by proxy but withheld or otherwise not cast for the election of directors, including abstentions and broker non-votes, will have no impact on the outcome of the election for directors.

Shareholders currently have cumulative voting rights with respect to the election of directors. Cumulative voting rights allow shareholders to vote the number of shares owned by them times the number of directors to be elected and to cast such votes for one nominee or to allocate such votes among nominees as they deem appropriate. Shareholders may exercise cumulative voting rights at the annual meeting if any shareholder gives at least 48 hours prior written notice to the President, a Vice President or Secretary of the Company that cumulative voting is desired and an announcement of that notice is made at the beginning of the meeting. Shareholders will not be entitled to exercise cumulative voting unless at least one shareholder properly notifies the Company of their desire to implement cumulative voting at the Annual Meeting. The Company is soliciting the discretionary authority to cumulate votes represented by proxy, if such cumulative voting rights are exercised.


Many of the Company's shareholders hold their shares in "street name"--in the name of a brokerage firm. If you hold your shares in "street name," please note that only your brokerage firm can sign a proxy on your behalf. In regard to proposals 2, 3, 4, 5 and 6, broker non-votes will not be counted as shares voted in favor of or against the proposal. Because each of proposals 2, 3, 4, 5 and 6 regarding the amendments to the Articles of Incorporation and Code of Regulations require approval by a majority of the outstanding shares, abstentions in regard to these proposals will effectively represent a vote against the proposals. The Board of Directors urges you to contact the person responsible for your account today, and instruct them to execute a proxy on your behalf for the annual meeting.

All Directors and Executive Officers of the Company as a group (comprised of 18 individuals), beneficially held 283,039 shares of the Company's common stock as of May 15, 2003, representing 6.78% of the outstanding common stock of the Company.


 PROPOSAL 1-ELECTION OF DIRECTORS AND INFORMATION WITH RESPECT TO DIRECTORS AND
                                    OFFICERS

At the annual meeting three (3) Directors will be elected to a three-year term expiring at the annual meeting in 2006.

The Code of Regulations for the Company provides that the Directors shall be divided into three Classes, as nearly equal in number as possible. The number of Directors and year of term expiration for each Class is as follows:

          Class I          3 Directors                Term Expiration 2006
          Class II         4 Directors                Term Expiration 2004
          Class III        4 Directors                Term Expiration 2005

The Board has nominated the following individuals for election as Class I Directors for terms expiring at the Annual Meeting in 2006. Information regarding these nominees is set forth as follows. Unless otherwise indicated, each person has held his or her principal occupation for more than five years.

                                                              PRINCIPAL OCCUPATION
     NAME                      AGE      DIRECTOR SINCE (1)    DURING PAST FIVE YEARS
     --------------------------------------------------------------------------------------------
     Jeffrey T. Benton         50       2003(2)               Currently, President
                                                                and CEO of the Company
                                                                and its wholly owned
                                                                subsidiary, The
                                                                Delaware County Bank &
                                                                Trust Company; formerly
                                                                Executive Vice
                                                                President, Community
                                                                First Bank, Celina,
                                                                Ohio; Consultant to the
                                                                banking industry;
                                                                Senior Vice President
                                                                Bank One, N.A.

     G. William Parker         68       1976                  Chairman of the Company
                                                                and The Delaware County
                                                                Bank & Trust Company;
                                                                Retired Surgeon

     Gary M. Skinner           58       1996                  President, Hardscrabble Farms


----------


     (1) Includes time served as a director of The Delaware County Bank & Trust Company prior to the organization of the Company in 1997.

     (2) Mr. Benton became President and CEO of the Company under an employment agreement dated December 18, 2002, which is discussed below. Mr. Benton was appointed to the Board of Directors of the Company on February 18, 2003.


While it is contemplated that all nominees will stand for election, and the nominees have confirmed this with the Company, if one or more of the nominees at the time of the annual meeting should be unavailable or unable to serve as a candidate for election as a director of the Company, the proxies reserve full discretion to vote the common shares represented by the proxies for the election of the remaining nominees and any substitute nominee(s) designated by the Board of Directors. The Board of Directors knows of no reason why any of the above-mentioned persons will be unavailable or unable to serve if elected to the Board. Under Ohio law and the Company's Code of Regulations, the three nominees receiving the greatest number of votes will be elected as directors.


--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL OF THE ABOVE NOMINEES.
--------------------------------------------------------------------------------

The following table sets forth certain information with respect to the Class II and III Directors of DCB Financial Corp:



                                                              PRINCIPAL OCCUPATION
     NAME                      AGE      DIRECTOR SINCE(1)     DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------
     C. William Bonner         68          1988               Real Estate Developer

     Jerome J. Harmeyer        63          1990               President, Fisher Cast Steel,
                                                              a foundry


                                                              PRINCIPAL OCCUPATION
     NAME                      AGE      DIRECTOR SINCE(1)     DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------

     Merrill L. Kaufman        68          1988               President, Peoples Store, Inc.,
                                                              a retailer

     Terry M. Kramer           56          1992               President, Kramer Exploration,
                                                              a geologist

     Vicki J. Lewis            48          1997               Vice President, Grady Memorial
                                                               Hospital

     William R. Oberfield      48          1993               President, Oberfield's Concrete
                                                              Products

     Edward Powers             57          1984               President, R. B. Powers and Company,
                                                              a specialty items manufacturer

     Adam Stevenson            63          2001               Retired Plant Manager, PPG Industries
------------------------------------------------------------------------------------------------------



     (1) Includes time served as a director of The Delaware County Bank & Trust Company prior to the organization of the Company in 1997.


     There are no family relationships among any of the directors, nominees for election as directors and executive officers of the Company.




     The following table sets forth certain information with respect to the executive officers of DCB Financial Corp:

                                        OFFICER      POSITIONS AND OFFICES HELD WITH COMPANY
     NAME                      AGE      SINCE(1)     & PRINCIPAL OCCUPATION HELD PAST FIVE YEARS
-------------------------------------------------------------------------------------------------

     Jeffrey T. Benton         50       2002         President and Chief Executive Officer
                                                     Formerly Executive Vice President, Community
                                                       First Bank, Celina, Ohio;
                                                       Consultant to the banking
                                                       industry; Senior Vice
                                                       President of Bank One,
                                                       N.A.

     David G. Bernon           58       1991         Senior Vice President, Lending & Branch
                                                      Divisions; Vice President-Lending

     Donald R. Blackburn       59       1988         Vice President, Customer Relations; Vice
                                                      President, Branch Administration

     Brian E. Stanfill         44       1998         Vice President, Operations; Delaware County
                                                      Administrator prior to 1998

                                        OFFICER      POSITIONS AND OFFICES HELD WITH COMPANY
     NAME                      AGE      SINCE(1)     & PRINCIPAL OCCUPATION HELD PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------

     John A. Ustaszewski       37       2001         Vice President and Chief Financial Officer; Vice
                                                      President and Risk Manager, Corporate One
                                                      prior to 2001

     Thomas R. Whitney         54       1996         Vice President and Senior Trust Officer

     Cindy J. Harmon           36       2003         Vice President, Human Resources; Roxanne Labs; HR Specialist,
                                                     1st Choice, HR Coordinator
-------------------------------------------------------------------------------------------------------------------

(1) Includes time served as an officer of The Delaware County Bank & Trust
    Company

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth the number and percentage of shares of common stock owned by the Directors and Executive Officers of the Company. Each of the persons named in the following table possesses sole voting and investment power, except as otherwise shown in the footnotes to the following table. As of the date of this Proxy Statement, management is not aware of any person who beneficially owns five percent or more of the Company's common stock. Previously, the "Davis Group", defined in this proxy statement as those persons that named themselves as a "group" in the filing of an amended Schedule 13D with the Securities Exchange Commission ("SEC") on October 31, 2002, held slightly more than five percent. As reported on a Form 8-K filed with the SEC by the Company on April 21, 2003, on April 18, 2003 the Company and the Davis Group entered into a settlement and standstill agreement that will result in the repurchase of all of the shares of the Company owned by the Davis Group. Please see the section below entitled "Settlement of Proxy Contest and Litigation" for a more complete discussion of this matter.

                                                               AMOUNT AND NATURE
                                                            OF BENEFICIAL OWNERSHIP
     NAME                                                        MAY 15, 2003               PERCENTAGE
-------------------------------------------------------------------------------------------------------
     Jeffrey T. Benton, Director & CEO                             4,340 (1)                     *
     William R. Oberfield, Director                               19,859 (2)                     *
     G. William Parker, Chairman of the Board of Directors        24,928                         *
     Gary M. Skinner, Director                                    20,784 (3)                     *
     C. William Bonner, Director                                  12,600 (4)                     *
     Merrill L. Kaufman, Director                                 21,570 (5)                     *
     Terry M. Kramer, Director                                    49,190 (6)                   1.18%
     Edward Powers, Director                                      21,840                         *
     Jerome J. Harmeyer, Director                                 52,833 (7)                   1.27%
     Vicki J. Lewis, Director                                     16,240 (8)                     *
     Adam Stevenson, Director                                      1,531                         *
     David G. Bernon, Executive Officer                            5,491                         *
     Thomas R. Whitney, Executive Officer                         10,691 (9)                     *
     All directors, nominees and executive officers
        as a group (18 in number)                                 283,039                      6.78%
-------------------------------------------------------------------------------------------------------

     *Ownership is less than 1%

     (1) Includes beneficial ownership of 540 shares owned by his son and 800 "restricted shares" described in footnote 1 to the Summary Compensation Table on page 12.
     (2) Includes beneficial ownership of 5,320 shares owned by spouse and spouse's IRA.
     (3) Includes beneficial ownership of 8,636 shares owned jointly with spouse and 667 shares owned by spouse.
     (4) Includes beneficial ownership of 12,100 shares in ABL Group, Ltd., the address for which is 1349 Cameron Ave., Lewis Center, Ohio 43035.
     (5) Includes beneficial ownership of 7,596 shares owned jointly with spouse.
     (6)  Includes beneficial ownership of 23,420 shares owned by his spouse.
     (7) Includes 1,144 shares owned jointly with spouse and 43,639 shares owned by spouse and spouse's IRA.
     (8)  Includes beneficial ownership of 15,700 shares owned by spouse.
     (9) Includes beneficial ownership of 540 shares which are subject to shared voting and investment power with his spouse.





              COMMITTEES AND COMPENSATION OF THE BOARD OF DIRECTORS

The Board of Directors conducts its business through meetings of the Board and through its committees. The Board of Directors of the Company has appointed and maintains an Audit Committee, Salary Committee and Nominating Committee.

The Audit Committee reviews with the Company's independent auditors, the audit plan, the scope and results of their audit engagement and the accompanying management letter, if any; reviews the scope and results of the Company's internal auditing procedures; consults with the independent auditors and management with regard to the Company's accounting methods and the adequacy of its internal accounting controls; approves professional services provided by the independent auditors; reviews the independence of the independent auditors; and reviews the range of the independent auditors' audit and nonaudit fees. The Audit Committee also has been charged with the enforcement of the Code of Business Conduct and Ethics adopted by the Company's Board of Directors, as discussed below. The Audit Committee is comprised of Ms. Lewis and Messrs. Kaufman, Skinner, and Powers. The Audit Committee met four (4) times during 2002.

The Salary Committee functions as the compensation committee of the Board of Directors and is responsible for administering the Company's employee benefit plans; setting the compensation of officers; reviewing the criteria that forms the basis for management's officer and employee compensation recommendations and reviewing management's recommendations in this regard. The Salary Committee is comprised of Ms. Lewis and Messrs. Kramer, Stevenson and Parker. The Salary Committee met four (4) times during 2002.

The Company's Nominating Committee is responsible for making recommendations to the Board of nominees to fill vacancies created by expiring terms of Directors and from time to time, making appointments to fill vacancies created prior to the expiration of a Director's term. The Nominating Committee will consider nominees recommended by shareholders. The procedure for nominating an individual as a director is set forth below under the heading "Shareholder Proposals and Director Nominations." The Committee met two (2) times in 2002. The Nominating Committee is comprised of Messrs. Kaufman and Powers.

The Board of Directors of the Company meets monthly for its regular meetings and upon call for special meetings. During 2002, the Board of Directors of the Company met eighteen (18) times. All Directors of the Company attended at least 75 percent of the Board and Committee Meetings that they were scheduled to attend during 2002.

Directors are paid a monthly retainer of $250 for serving on the Board, except for the Chairman of the Board who receives a retainer of $500 per month. In addition, the Directors receive $250 per board meeting attended and $150 for each committee meeting attended. Committee Chairs receive $200 for each Committee Meeting.

CORPORATE GOVERNANCE

The Company recently reviewed its corporate governance policies as a matter of good business practices and in light of the passage of the Sarbanes-Oxley Act of 2002 ("Sarbanes Oxley"). While many of the corporate governance requirements of Sarbanes Oxley are not mandatory until 2004, the Company decided to implement certain corporate governance policies to encourage appropriate conduct among the members of its Board of Directors, officers and employees. In this regard, the Board of Directors of the Company adopted a Code of Business Conduct and Ethics (the "Code") at its meeting on March 18, 2003. The administration of the Code has been delegated to the Audit Committee of the Board of Directors, a Committee comprised entirely of "independent directors." The Code addresses topics such as compliance with laws and regulations, conflicts of interest, confidentiality and protection of Company assets, fair dealing and accurate and timely periodic reports, and also provides for enforcement mechanisms. The Board and management of the Company intends to continue to monitor not only the developing legal requirements in this area, but also the best practices of comparable companies, to assure that the Company maintains sound corporate governance practices in the future.

AUDIT COMMITTEE REPORT

The Audit Committee of DCB Financial Corp's Board of Directors is comprised of four directors, each of whom is "independent" as that term is defined in Rule 4200(a)(14) of the listing standards of the National Association of Securities Dealers, Inc. The Committee operates under a written charter adopted by the Board of Directors. The Committee recommends to the Board of Directors the selection of the Company's independent accountants.

Management is responsible for the Company's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Committee's responsibility is to monitor and oversee the processes.

In this context, the Committee has met and held discussions with management and the independent accountants. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

The Company's independent accountants also provided to the Committee the letter and written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent accountants that firm's independence. The Committee has considered whether the provision of non-audit services by the independent accountants to the Company and its subsidiaries is compatible with maintaining the independence of the independent accountants.

Based upon the Committee's discussion with management and the independent accountants and the Committee's review of the representations of management and the report of the independent accountants to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2002, filed with the Securities and Exchange Commission.

Edward Powers, Chairman
Vicki J. Lewis
Gary M. Skinner
Merrill L. Kaufman


                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

The following table provides certain summary information concerning compensation paid or accrued by the Company and/or its subsidiaries, to or on behalf of the Company's Chief Executive Officer, its former Chief Executive Officer and two of its other executive officers who earned more than $100,000 in salary and bonus for the fiscal year ended December 31, 2002. No other executive officer earned more than $100,000 in salary and bonus for the fiscal year ended December 31, 2002.


                 SUMMARY COMPENSATION TABLE ANNUAL COMPENSATION

                                                                               LONG TERM
                                       ANNUAL COMPENSATION                    COMPENSATION
-------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL            YEAR      SALARY       BONUS      OTHER ANNUAL    RESTRICTED      ALL OTHER
POSITION                                                        COMPENSATION    STOCK           COMPENSATION(3)
                                                                                AWARDS
--------------------------- -------- ------------ ---------- ------------------ --------------- -------------------
Jeffrey T. Benton           2002         -0-         -0-            -0-         $15,000(1)             -0-
President and CEO(1)
--------------------------- -------- ------------ ---------- ------------------ --------------- -------------------
--------------------------- -------- ------------ ---------- ------------------ --------------- -------------------
Larry D. Coburn Former      2002      $166,250     $46,000          -0-              -0-             $26,899
President and CEO(2)
                            2001      $171,999     $55,265          -0-              -0-             $44,218

                            2000      $171,999     $46,235          -0-              -0-             $38,603
--------------------------- -------- ------------ ---------- ------------------ --------------- -------------------
--------------------------- -------- ------------ ---------- ------------------ --------------- -------------------
David G. Bernon             2002      $107,040      $7,295          -0-              -0-             $39,759
Senior Vice President,
Lending and Branch          2001      $101,879     $15,967          -0-              -0-             $33,418
Division
                            2000      $101,879     $12,751          -0-              -0-             $29,174
--------------------------- -------- ------------ ---------- ------------------ --------------- -------------------
--------------------------- -------- ------------ ---------- ------------------ --------------- -------------------
Thomas R. Whitney           2002      $104,834      $7,148          -0-              -0-             $26,369
Vice President and Senior
Trust Officer               2001       $98,898     $15,500          -0-              -0-             $20,571

                            2000      $ 98,898     $12,378          -0-              -0-             $17,978
--------------------------- -------- ------------ ---------- ------------------ --------------- -------------------

----------

     (1) Mr. Benton became the President and Chief Executive Officer of the Company effective December 18, 2002. Under the terms of his employment agreement, Mr. Benton is entitled to receive $15,000 in value of common shares of the Company measured as of the date of such agreement. This equaled 800 shares at $18.75, the price of Company's shares as of that date. Mr. Benton has the right to vote such shares and receive dividends on the shares, however, the shares do not become fully vested until December 31, 2004. Mr. Benton actually commenced work at the Company effective January 6, 2003, such that he received no other compensation for the year 2002.

     (2) The Company decided not to continue the employment of Mr. Coburn as the President and CEO of the Company effective as of October 2, 2002. He received $23,750 in severance benefits during the year 2002. The terms and conditions of Mr. Coburn's severance agreement are set forth below.

     (3) The amounts shown in this column for the most recent fiscal year were derived from the following figures: (1) contributions by the Company to the Company 401(k) plan on behalf of the named executive: Mr. Coburn, $3,149; Mr. Bernon, $1,605; and Mr. Whitney, $2,883; (2) Supplemental Executive Retirement Plan accrual; Mr. Bernon, $38,154; and Mr. Whitney, $23,486; and (3) severance benefits to Mr. Coburn of $23,750.


                              EMPLOYMENT CONTRACTS

The Company has employment contracts currently in place with Jeffrey T. Benton, President and CEO of the Company and its subsidiary, The Delaware County Bank and Trust Company (the "Bank"), David G. Bernon, Senior Vice President - Lending and Branch Division, and Thomas R. Whitney, Vice President and Senior Trust Officer of the Bank.

The Company entered into an employment agreement with Mr. Benton on December 18, 2002. The contract provides that Mr. Benton will be the President and Chief Executive Officer of the Company and The Delaware County Bank and Trust Company from that date through December 31, 2004. The contract provides for automatic renewal for successive one-year periods thereafter if Mr. Benton is employed as of the end of the calendar year. The Company agrees to appoint Mr. Benton to the Board of Directors of the Company and the Bank, which action has been taken. Mr. Benton's base salary under the contract is $150,000. Mr. Benton has the opportunity to earn a performance-based bonus if he meets the criteria established on an annual basis by the Board of Directors. One half of any such bonus will be paid in cash within 30 days of the date of determination of the bonus. The remaining one half of the bonus amount is to be paid in options on shares of common stock of the Company based upon the price of the stock on the date of the bonus, with such options vesting over between three to five years. Mr. Benton's contract provides other typical perquisites including participation in Company employee benefit plans, reimbursement of moving expenses, club membership and vacations with pay. In the event of termination, the agreement provides for payment of 12 months of base salary, unless Mr. Benton is terminated for "Just Cause" (as defined in the agreement). Mr. Benton is permitted to terminate the contract and receive his base pay for 12 months in the event of a change of control, if he resigns within 12 months of such action. The contract provides for protection of the Company's confidential information and includes a covenant not to compete during the contract and for two years thereafter, unless the contract is terminated prior to December 31, 2003, in which case the covenant is only for one year. Finally, the contract provides for arbitration of disputes arising under the contract.

The contract with Mr. Bernon initially was entered into for the period from June 1, 1999, through May 31, 2000. The contract is renewed for successive one year terms upon the written consent of the Bank and Mr. Bernon. The contract provides for a base salary to be set by the Board's Salary Committee and the employee is entitled to participate in any bonus and other employee benefit plans. The contract also provides for a severance payment in the event that the Bank terminates Mr. Bernon's employment for other than: (i) "Just Cause" (as defined in the contract) or (ii) Mr. Bernon reaching retirement age. In such a termination, the Bank is obligated under the contract to pay Mr. Bernon an amount equal to his monthly salary for up to 12 months or until he accepts other employment. In the event the Bank is the subject of an acquisition to which Mr. Bernon does not consent, and his position with the Bank is changed significantly, Mr. Bernon may voluntarily terminate the contract and receive as severance an amount equal to the average annual salary he has received from the Bank for the past five years.

The contract with Mr. Whitney initially was entered into for the period from August 1, 1996 through December 31, 1996. The contract is renewed for successive one year terms upon the written consent of the Bank and Mr. Whitney. The contract provides for a base salary to be set by the Board's Salary Committee and the employee is entitled to participate in any bonus and other employee benefit plans. The contract also provides for a severance payment in the event that the Bank terminates Mr. Whitney's employment for other than: (i) "Just Cause" (as defined in the contract) or (ii) Mr. Whitney reaching retirement age. In such a termination, the Bank is obligated under the contract to pay Mr. Whitney an amount equal to his monthly salary for up to 12 months or until he accepts other employment. In the event the Bank is the subject of an acquisition to which Mr. Whitney does not consent, and his position with the Bank is changed significantly, Mr. Whitney may voluntarily terminate the contract and receive as severance an amount equal to the average annual salary he has received from the Bank for the past five years.


         TERMINATION OF THE FORMER PRESIDENT AND CHIEF EXECUTIVE OFFICER

In October of 2002, the Company decided not to continue the employment of Larry
D. Coburn, its then President and CEO. On November 1, 2002, the Company and Mr. Coburn entered into a Resignation, Release, and Post-Employment Covenants Agreement (the "Resignation Agreement"). Upon execution of the Resignation Agreement, Mr. Coburn ceased to be an officer, director and employee of the Company or The Delaware County Bank and Trust Company. The Company agreed to pay Mr. Coburn 11 months of base salary at $15,833.33 per month, one payment of $4,666.70, plus one month of accrued vacation pay, less a $27,000 mid-year prepayment of a year-end bonus. The payments due to Mr. Coburn are to be reduced by wages or other compensation for services earned by Mr. Coburn from sources other than the Company. The Company also released Mr. Coburn from any claims that it may have had against him. In return for the commitments of the Company in the Resignation Agreement, Mr. Coburn released any claims he had or may have had against the Company, reaffirmed his commitment to maintain the confidentiality of information of the Company, agreed to return any Company owned property, agreed not to solicit Company employees for a period of two years, agreed to cooperate with the Company in the defense of any legal actions and agreed not to go to work for any company that had engaged in legal proceedings against the Company.


                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

Effective January 1, 1998, the Company's wholly-owned subsidiary, The Delaware County Bank and Trust Company, adopted an unfunded, non-qualified supplemental executive retirement plan (the "Supplemental Retirement Plan"), due to limitations imposed by federal law on the amount of retirement income that may be paid through the Company's 401(k) Plan. Under the Supplemental Retirement Plan, only executive officers named in the Supplemental Retirement Plan or otherwise designated for participation in the Supplemental Retirement Plan by the Board of Directors are eligible to participate. As of the date of this proxy statement, Messrs. Bernon, Whitney and one other former executive officer participated in the Supplemental Retirement Plan. Mr. Larry Coburn, the former President and CEO of the Company had participated in the

Plan until the termination of his employment with the Company and the Bank in October, 2002. Upon his termination, his rights under the Plan ceased.

Each participant in the Supplemental Retirement Plan is entitled to receive under the Supplemental Retirement Plan at age 62 or upon later retirement, an amount equal to 70% of the participant's total compensation from January 1, 1998 to age 62, less the participant's 401(k) plan benefits and social security benefits. Amounts to be paid under the Supplemental Retirement Plan will be paid monthly over an eighteen-year period. Each participant's compensation for purposes of determining benefits under the Supplemental Retirement Plan will be his or her 1998 base salary, increased by 4.5% for each subsequent year of employment. The rate of annual appreciation on each participant's 401(k) plan assets, for purposes of determining the amount to subtract in determining Supplemental Retirement Plan benefits, is assumed to be 8%, and each participant's annual contribution to his or her 401(k) plan account is assumed to be 6% of eligible compensation. Because the final benefit to be paid a participant under the Supplemental Retirement Plan at retirement will vary based on the level of the Company's contributions to the 401(k) plan, with greater Company contributions to the 401(k) plan resulting in lesser Supplemental Retirement Plan benefits, it is not possible to precisely determine an executive officer's Supplemental Retirement Plan benefit at retirement. The Company has provided its best estimate of such amount in the Summary Compensation Table set forth above.

Prorated benefits will be paid in accordance with the terms of the Supplemental Retirement Plan in the event of the death or disability of a participant or the acquisition or other change in control of the Company and subsequent termination of employment of the participant or other diminishment of a participant's compensation or responsibilities following a change in control of the Company. In such an event the proration will be based upon the ratio of the number of years of the participant's employment from January 1, 1998, to the date of the triggering event to the number of whole years from January 1, 1998, to the date the participant reaches age 62. Supplemental Retirement Plan benefits accrued during 2002 for Messrs. Bernon and Whitney were $38,154 and $23,486, respectively.


      REPORT OF THE SALARY COMMITTEE OF DCB FINANCIAL CORP ON COMPENSATION

Under rules established by the Securities and Exchange Commission (the "SEC"), the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's President and Chief Executive Officer and, if applicable, the four other most highly compensated Executive Officers, whose compensation exceeded $100,000 during the Company's fiscal year. The disclosure includes the use of tables and a report explaining the rationale and considerations that led to fundamental executive compensation decisions affecting such officers. The Salary Committee of the Company has the responsibility of determining the compensation policy and practices with respect to all Executive Officers. At the direction of the Board of Directors, the Salary Committee of the Company has prepared the following report for inclusion in the Proxy Statement.

Compensation Policy. The report reflects the Company's compensation philosophy as endorsed by the Salary Committee. The Salary Committee makes the recommendation regarding the level of compensation for all Executive Officers including Mr. Benton as the President and CEO. Mr. Benton has, and his predecessor Mr. Coburn had, input into the compensation levels for all Executive Officers, except himself.

The executive compensation program of the Company has been designed to:

     - Support a pay-for-performance policy that rewards Executive Officers for corporate performance.

     -    Motivate Executive Officers to achieve strategic business goals.

     - Provide competitive compensation opportunities critical to the Company's long-term success.

Upon the recommendation of the Salary Committee, the Board of Directors approved Mr. Benton's employment agreement.

The Salary Committee approved compensation increases for all other Executive Officers of the Company during 2002. Executive Officer salary increase determinations are based upon an evaluation of each executive's performance against goals set in the prior year.

The Bank maintains a cash bonus plan (the "Bonus Plan") which allocates a portion of the Bank's pre-tax income for the purpose of employee cash bonuses on an annual basis. The Bonus Plan is administered by the Salary Committee. The award of a bonus to any employee under the terms of the Bonus Plan is discretionary and is determined by the Board of Directors upon the recommendation of the Salary Committee.

The Salary Committee has determined that a significant portion of executive compensation should be payable in an annual bonus which shall be based principally upon the financial performance of the Company and that of the individual in attaining his or her established goals.

This Report of Compensation is submitted by the Salary Committee Members: Terry
M. Kramer, G. William Parker, Vicki J. Lewis, Thomas T. Porter and Adam
Stevenson.


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Larry D. Coburn, the Company's former President and Chief Executive Officer, served on the Salary Committee of the Company, which is responsible for compensation matters (see "Report of the Salary Committee" in this Proxy Statement). Mr. Benton does not serve on the Salary Committee.

Although Mr. Coburn served on the Salary Committee, he did not participate in any decisions regarding his own compensation as an Executive Officer. Each year, the Salary Committee recommends the amount of the bonus award (pursuant to the Bonus Plan described above) and salary for the ensuing year. Mr. Coburn did not participate in discussions or decision-making relative to his own compensation.


           PERFORMANCE GRAPH - FIVE YEAR SHAREHOLDER RETURN COMPARISON

We have set forth below a line-graph presentation comparing cumulative five-year shareholder returns for the Company, the S&P 500 Market Index, the S&P Banks Index, the Russell 2000 Index and the Nasdaq Bank Index. The chart below compares the value of $100 invested on December 31, 1997, in the stock of DCB Financial Corp, S&P 500 Market Index, the S&P Banks Index, the Russell 2000 Index and the Nasdaq Bank Index.

Previously, the Company has presented its performance compared to that of the S&P 500 Market Index and the S&P Major Regional Bank Index. However, the Company believes that the performance of the Russell 2000 Index and the Nasdaq Bank Index are better benchmarks to compare the performance of the Company, based upon the size and impact of the economy upon such companies.

On December 31, 2001, Standard & Poor's adopted a new industry classification methodology for the purpose of calculating its U.S. industry indices. At that time, the S&P Major Regional Bank Index was discontinued, and a new S&P Banks Index was created using a new industry classification methodology. For comparison purposes, both the old and new indices are shown in the table below.

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN* AMONG DCB FINANCIAL CORP., S&P 500 COMPOSITE INDEX, S&P MAJOR REGIONAL BANK INDEX & S&P BANKS INDEX FOR FISCAL
                            YEAR ENDING DECEMBER 31


                              [Performance Graph]

                                   12/31/97       12/31/98       12/31/99       12/31/00       12/31/01       12/31/02
                                   --------       --------       --------       --------       --------       --------
DCB FINANCIAL CORP.                $100.00        $ 81.90        $ 69.42        $ 54.34        $ 69.53        $ 97.59
S&P 500 COMPOSITE INDEX            $100.00        $128.58        $155.63        $141.46        $124.65        $ 97.10
S&P MAJOR REGIONAL BANK INDEX      $100.00        $110.48        $ 94.80        $121.37        $113.15          N/A
S&P BANKS INDEX                    $100.00        $106.04        $ 91.41        $108.83        $108.85        $107.74

* TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS


ASSUMES $100 INVESTED ON JANUARY 1, 1998
IN DCB FINANCIAL CORP. COMMON STOCK,
S&P 500 COMPOSITE INDEX, S&P BANKS INDEX &
S&P MAJOR REGIONAL BANKS INDEX

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN* AMONG DCB FINANCIAL CORP.,
   RUSSELL 2000 & NASDAQ BANKS INDEX FOR FISCAL YEAR ENDING DECEMBER 31

                              [Performance Graph]


                                   12/31/97       12/31/98       12/31/99       12/31/00       12/31/01       12/31/02
                                   --------       --------       --------       --------       --------       --------
DCB FINANCIAL CORP.                $100.00        $ 81.90        $ 69.42        $ 54.34        $ 69.50        $ 97.59
RUSSELL 2000                       $100.00        $ 97.45        $118.17        $114.59        $117.44        $ 93.39
NASDAQ BANKS                       $100.00        $ 88.23        $ 81.19        $ 93.10        $102.48        $107.11


* TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS

ASSUMES $100 INVESTED ON JANUARY 1, 1998
IN DCB FINANCIAL CORP. COMMON STOCK,
RUSSELL 2000 & NASDAQ BANKS INDEX




                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There are no existing or proposed material transactions between the Company and any of the Company's executive officers, directors, nominees for director or the immediate family or associates of any of the foregoing persons, except as indicated below:

Mr. C. William Bonner, a Director of the Company who is engaged in the real estate development business, purchased land and built three office complexes located at 6156 Highland Lakes Avenue, Westerville, Ohio, 10149 Brewster Lane, Powell, Ohio and 6820 Perimeter Loop Road, Dublin, Ohio. The Delaware County Bank and Trust Company (at times referred to as the "Bank") entered into a lease for these office complexes with initial terms of 20 years at a rent of $83,840, $71,000 and $94,200 per year, respectively. The Board of Directors approved the lease transactions, with Mr. Bonner abstaining from consideration of the matter. The Board believes that the rent to be paid to Mr. Bonner and the other terms and conditions of the lease transactions are comparable to those which would be available from an unrelated party.

Mr. Bonner is also a principal owner of Rennob, Inc. and Whittington, Inc. The Bank entered into contracts with Rennob, Inc. and Whittington, Inc. as Project Coordinator/General Contractor for the construction of the Bank's corporate headquarters building at 110 Riverbend Avenue, Lewis Center, Ohio, which was completed in 2001. The Bank paid Rennob, Inc. and Whittington, Inc. a total of $5,424,847 for their services in connection with the construction of the Bank's new headquarters building. The Board of Directors approved these contracts with Mr. Bonner abstaining from consideration of the matter. Management of the Company and the Bank believe that the terms and conditions of these contracts were comparable to those which would have been available from an unrelated party and that the payments made were at competitive rates.

Some of the directors of the Company, as well as the companies with which such directors are associated, are customers of, and have had banking transactions with the Bank in the ordinary course of the Bank's business and the Bank expects to have such ordinary banking transactions with such persons in the future. In the opinion of management of the Company and the Bank, all loans and commitments to lend included in such transactions were made in compliance with applicable laws on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and did not involve more than a normal risk of collectibility or present other unfavorable features.

The Bank expects to have in the future banking transactions in the ordinary course of its business with directors, officers and principal shareholders, and their associates on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others and which do not involve more than the normal risk of collectibility or present other unfavorable features.


      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on review of the copies of such forms furnished to the Company or written representations that no such forms were required, the Company believes that, except as noted below, during 2002 all Section 16(a) filing requirements applicable to its officers and Directors were complied with. The Company has no shareholders who are ten percent beneficial owners. Mr. Benton, the President and CEO of the Company filed one late Form 4 in regard to 800 "restricted shares" granted as a part of his employment agreement described above. In addition, each of Messrs. Bernon, Blackburn, Stanfill, Taylor, Ustaszewski, and Whitney filed one late Form 4 in connection with the granting of eight shares to all persons that were employees of the Company on December 31, 2002.


                   SETTLEMENT OF PROXY CONTEST AND LITIGATION

         As most of our shareholders are aware, on April 18, 2003, the Company entered into a settlement and standstill agreement (the "Settlement Agreement") with S. Robert Davis and a few other shareholders. This "Davis Group" had nominated three persons to serve as directors and had advanced a shareholder proposal for consideration at the previously scheduled annual meeting. The Company issued a press release and filed a form 8-K with the Securities and Exchange Commission ("SEC") on April 21, 2003 concerning the Settlement Agreement. A copy of the Settlement Agreement was included as a part of that filing. As a part of the Settlement Agreement, the Davis Group agreed to withdraw the three nominees for directors of the Company and withdraw the shareholder proposal that had been advanced. Further, the Settlement Agreement requires that the members of the Davis Group refrain from taking certain actions in regard to the Company, including purchasing shares, commencing or participating in a tender offer for Company shares, acquiring assets from the Company or the Bank, soliciting proxies in regard to Company shares, submitting shareholder proposals, seeking control of the Company or filing any litigation or taking other legal action against the Company. In return for such commitments from the Davis Group, the Company agreed to repurchase all of the shares owned by the Davis Group, up to 245,000 shares, for a per share price of $23.75. A portion of the purchase price already has been paid into escrow with a third party escrow agent, with the balance of the funds expected to be paid by June 17, 2003. The Company is currently in the process of obtaining a loan from a third party financial institution to pay the balance of its obligations under the Settlement Agreement.

         On March 31, 2003, prior to the negotiation of the Settlement Agreement, the United States District Court for the Southern District of Ohio (the "Court") entered judgment in favor of the Company and all other defendants in an action (the "Suit") brought by Mr. Davis. Mr. Davis brought the Suit allegedly as a shareholder derivative action naming the Company, its Board of Directors, the members of the Board of Directors, and the Company's former Chief Executive Officer as defendants. Mr. Davis alleged to have sent correspondence constituting a demand under Ohio law for inspection of the books and records of account of the Company and its subsidiary, The Delaware County Bank and Trust Company, and alleged that defendants did not respond to this correspondence prior to the deadline set forth therein. The Court found that Mr. Davis' allegations did not state a cause of action for which the Court has subject matter jurisdiction, and the Suit was dismissed at Mr. Davis' costs in favor of DCB and the other defendants.






                 INFORMATION CONCERNING INDEPENDENT ACCOUNTANTS

         On March 13, 2003 the Audit Committee of the Board of Directors of the Company, upon authority delegated to it by the Company's Board of Directors, dismissed Crowe Chizek and Company LLP ("Crowe Chizek") as the Corporation's independent public accountant for all periods commencing on or after January 1, 2003. On March 13, 2003 the Audit Committee also engaged the firm of Grant Thornton, LLP ("Grant Thornton") as its new independent public accountant, effective for the fiscal year beginning January 1, 2003. Grant Thornton was engaged to provide independent audit services for the Company and its subsidiaries and to provide certain non-audit services including advice on accounting, tax and reporting matters. The Board of Directors expects that a representative of each of Crowe Chizek and Grant Thornton will be present at the annual meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

         Crowe Chizek's report on the consolidated financial statements of the Company for the fiscal years ended December 31, 2001 and 2002 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         During the fiscal years ended December 31, 2001 and December 31, 2002, as well as during the subsequent interim period ending on March 28, 2003, there were no disagreements between the Company and Crowe Chizek on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Crowe Chizek, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

         During the Company's two most recent fiscal years ended December 31, 2001, and December 31, 2002, and the subsequent interim period through March 13, 2003, the Company did not consult with Grant Thornton, LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of SEC Regulation S-K.

         DCB Financial Corp's independent accountants billed the aggregate fees shown below for audit, financial information systems design and implementation, and other services rendered to DCB Financial Corp and its subsidiaries for the year 2002. Audit fees include fees billed in connection with the audit of the Company's annual financial statements, as well as fees billed for the review of the unaudited financial statements contained in the Company's periodic reports on Form 10-Q, as filed with the Securities and Exchange Commission. Fees under "All Other Fees" include fees incurred in connection with assisting the Company to fulfill its reporting obligations under FDICIA (The Federal Deposit Insurance Company Improvement Act) required now that the Company's total assets exceeded $500 Million, as well as certain internal audit fees.

Audit Fees                                          $85,680

Financial Information Systems Design and            $     0
Implementation Fees

All Other Fees                                      $69,324



    GENERAL OVERVIEW OF PROPOSALS TO AMEND THE ARTICLES OF INCORPORATION AND
                       CODE OF REGULATIONS OF THE COMPANY

         Partly in response to the recent experience involving the Davis Group as described above under the heading "Settlement of Proxy Contest and Litigation", and partly to provide greater flexibility to the Board of Directors in the operation of the Company, the Board of Directors is proposing the adoption of certain amendments to the Company's Articles of Incorporation and Code of Regulations. These proposed amendments are described below as proposals 2, 3, 4, 5 and 6. The Board of Directors believes that had the Company's Articles of Incorporation and Code of Regulations contained certain of the proposed provisions, most notably the elimination of cumulative voting, the Company would have been in a better position to defend itself against the potential election of the directors nominated by the dissident shareholders. In addition, certain of the provisions, such as the right to issue preferred stock will provide the Company with greater flexibility in raising capital in the future, while at the same time providing the ability to defend the Company against unwanted advances seeking control or sale of the Company. The Board of Directors believes that the Company will be in a better overall position with the Amended and Restated Articles of Incorporation and Code of Regulations and requests your support.


                                   PROPOSAL 2

   PROPOSAL TO AMEND AND RESTATE THE ARTICLES OF INCORPORATION TO PROVIDE FOR
                     2,000,000 AUTHORIZED PREFERRED SHARES


         The Board of Directors has approved and determined to submit to the shareholders for approval a proposal to amend and restate the Company's Articles of Incorporation to establish a class of preferred shares, consisting of 2,000,000 authorized shares. If adopted, the proposed amendment will enable the Company, at the option of the Board of Directors, to issue series of preferred shares in a manner calculated to take advantage of financing techniques which may provide a lower effective cost of capital to the Company. The proposed amendment, if adopted, will also provide significantly greater flexibility to the Board of Directors in structuring the terms of equity securities that may be issued by the Company.

         If the proposed amendment is approved by shareholders, the Board of Directors will be authorized, without further shareholder approval, to issue preferred shares on the terms that the Board determines appropriate, in its discretion. For example, the Board will be able to determine the voting rights, dividend or distribution rate, dates for payment of dividends or distributions, whether dividends are cumulative, that is, whether dividends must first be paid on outstanding preferred shares that are issued before common share dividends are paid, liquidation prices, redemption rights and prices, any sinking fund requirements, any conversion rights and any restrictions on the issuance of any series of preferred shares. The preferred shares may be issued with voting or conversion rights which could adversely affect the voting power of the holders of common shares.

         The purpose for establishing the class of preferred shares is to give the Company the flexibility to take advantage of various business opportunities, including financings, raising additional capital, shareholders' rights plans and other corporate purposes.

         With several exceptions, such as to eliminate fractional shares, the Ohio General Corporation Law requires that in order for the Board of Directors of the Company to have the power generally to act for the Company to purchase or redeem its shares, the Articles of Incorporation must authorize it. The Company's Articles of Incorporation presently authorize the Board of Directors to purchase or redeem its common shares. If these proposals are approved, that authorization will be continued and will be extended to include authorization for the Board of Directors to redeem or repurchase all securities issued by the Company generally, unless the express terms of any particular shares exclude that right.

         In addition, as part of this Proposal 2, the Board of Directors also seeks to eliminate the current provision in the Company's Articles of Incorporation that provides that "each shareholder shall be entitled to one vote for each share of stock standing in his name on the books of the Company." If this Proposal 2 is adopted, the Articles of Incorporation will provide that holders of common shares will continue to have one vote for each common share. The voting rights of any preferred shares to be issued in the future by the Company would be established by the Board of Directors, in their discretion.


                                   PROPOSAL 3

                        ELIMINATION OF CUMULATIVE VOTING

         The Board of Directors believes that it would be in the best interest of the Company and its shareholders to eliminate the right of shareholders to vote cumulatively in the election of directors.

         The Articles of Incorporation now provide cumulative voting rights to shareholders in the election of directors, so long as at least one shareholder gives written notice at least 48 hours in advance of the shareholder meeting of his or her desire to exercise cumulative voting rights in the election of directors at that meeting. This allows shareholders to vote the number of common shares owned by them times the number of directors to be elected at the shareholders' meeting and to cast that number of votes for one nominee or allocate the votes among the nominees in any manner they want.

         The Board of Directors does not consider cumulative voting to be in the best interest of the Company or its shareholders. For a Board of Directors to work effectively for all shareholders, each director should feel a responsibility to the shareholders as a whole and not to any special group of minority shareholders. Minority shareholders voting cumulatively could result in a relatively small number of shares being responsible for the election of one or more directors whose loyalty would be primarily to the minority group responsible for their election, rather than to the Company and all its shareholders. If Proposal 3 is approved, no director will be elected by a special interest group of minority shareholders.

         The proposed amendment to eliminate cumulative voting in the election of directors may render more difficult the representation of minority shareholders on the Board of Directors and have the effect of entrenching existing management. The proposed amendment will indirectly eliminate the ability of a hostile minority shareholder to attain representation on the Board of Directors. This proposal is not in response to any current effort by a shareholder, or a group of shareholders, to remove any director or otherwise gain representation for any special interest on the Board. However, it is partly in response to the previous effort by the Davis Group to place representatives on the Board of Directors. This matter is more fully discussed in the section of this proxy statement entitled "Settlement of Proxy Contest and Litigation."


                                   PROPOSAL 4

            OPTING OUT OF THE OHIO CONTROL SHARE ACQUISITION STATUTE

         We propose to add a provision to the Articles of Incorporation by which the Company will elect to opt out of coverage of an Ohio anti-takeover statute, which is commonly referred to as the "Ohio Control Share Acquisition Act." This provision is set forth in Article SEVENTH of the proposed Amended and Restated Articles of Incorporation.

         The "Ohio Control Share Acquisition Act" provides that certain notice and informational filings and special shareholder meetings and voting procedures must occur prior to consummation of a proposed "control share acquisition," which is defined as any acquisition of shares of an "issuing public corporation" that would entitle the acquirer, directly or indirectly, alone or with others, to exercise or direct the voting power of the issuing public corporation in the election of directors within any of the following ranges:

     -    one-fifth or more but less than one-third of the voting power;

     -    one-third or more but less than a majority of the voting power; or

     -    a majority or more of the voting power.

An "issuing public corporation" is an Ohio corporation with fifty or more shareholders that has its principal place of business, principal executive offices, or substantial assets within the State of Ohio, and as to which no valid close corporation agreement exists. The Company currently meets the definition of an issuing public corporation. Assuming compliance with the notice and informational filing requirements prescribed by the Ohio Control Share Acquisition Act, the proposed control share acquisition may take place only if, at a special meeting of shareholders at which at least a majority of the voting power is represented in person or by proxy, the acquisition is approved by both:

- a majority of the voting power of the corporation represented in person or by proxy at the meeting, and
- a majority of the voting power at the meeting exercised by shareholders, excluding:
     -    the acquiring shareholder,
     -    directors of the corporation who are also employees and officers, and
     - persons who acquire specified amounts of shares after the first public disclosure of the proposed control share acquisition.

The Ohio Control Share Acquisition Act does not apply to a corporation whose articles of incorporation or code of regulations provides that it does not apply. We believe that other provisions of the Amended Articles of Incorporation and Amended Code of Regulations of the Company will adequately and more effectively protect the interests of the Company and its shareholders against the acquisition of controlling share interests that are not approved by the Board of Directors.

                                   PROPOSAL 5

              TECHNICAL REVISIONS TO THE ARTICLES OF INCORPORATION

         The Board of Directors believes that it would be in the best interest of the Company and its shareholders to amend and restate the Company's Articles of Incorporation to eliminate or change certain provisions of the Articles of Incorporation that are now inappropriate in light of the other changes proposed to the Articles of Incorporation.

         First, it should be noted that the Board of Directors, pursuant to the provisions of Section 1701.70(B)(7) of the Ohio Revised Code, has adopted a resolution to amend Article SECOND of the Company's Articles of Incorporation, to state that the location of the Company's principal office shall be in Lewis Center, Delaware County, Ohio.

         Assuming the approval of proposal 2 regarding the authorization of a class of preferred stock, Articles FOURTH and FIFTH of the Company's Articles of Incorporation will be modified to take into account the impact of a new class of shares on the common shares of the Company.

         The introductory language to the Articles of Incorporation has also been revised in recognition of the fact that the Articles of Incorporation are being restated.

         IF PROPOSALS 2, 3, 4 AND 5 ARE APPROVED, THE ARTICLES OF INCORPORATION OF THE COMPANY WILL BE AMENDED AND RESTATED AS SET FORTH IN THE AMENDED AND RESTATED ARTICLES OF INCORPORATION ATTACHED AS EXHIBIT A TO THIS PROXY STATEMENT.

--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS APPROVES AND RECOMMENDS TO THE SHAREHOLDERS THE ADOPTION OF PROPOSALS 2, 3, 4 AND 5, WHICH WILL RESULT IN THE AMENDMENT AND RESTATEMENT OF THE COMPANY'S ARTICLES OF INCORPORATION AS SET FORTH IN EXHIBIT A TO THIS PROXY STATEMENT.
--------------------------------------------------------------------------------

                                   PROPOSAL 6

            ADOPTION OF THE AMENDED AND RESTATED CODE OF REGULATIONS

         The Board of Directors believes that it is in the best interest of the Company and its shareholders to amend and restate the Company's Code of Regulations, as set forth in Exhibit B to this Proxy Statement. The Company's Code of Regulations was adopted in 1997 in connection with the organization of the Company, and has not been amended since then. The Board of Directors believes that certain provisions of the current Code of Regulations are no longer appropriate, and that certain provisions should be added to better serve the Company and its shareholders.

DIRECTOR REMOVAL

         Article III, Section 5 of the Company's current Code of Regulations contains a provision requiring a vote of 75% of the shareholders to remove one or more directors.

         We propose to add provisions to the Code of Regulations that will maintain the seventy-five percent vote of the outstanding shares of the Company to remove any director, but add a further requirement that such removal may only be for "cause" as defined in the Code of Regulations. This provision is set forth in Article III, Section 5 of the Amended Code of Regulations, which is attached as Exhibit B to this Proxy Statement.

         This provision will make it more difficult for shareholders to remove a director from the Company's Board of Directors once that director is elected or appointed to fill a vacancy.

         We believe that this provision is appropriate and in the interest of the Company and shareholders since it will enable directors to act during their terms of office to make the decisions and judgements required of the Board with a greater sense of stability.

ADVANCE NOTICE OF SHAREHOLDER PROPOSALS

         We propose to add a new Article II, Section 8 to the Company's Code of Regulations requiring shareholders to give the Company advance notice of any proposal a shareholder would like to make in connection with any shareholder meeting.

         We believe that it is appropriate to require shareholders to notify the Company in advance of a shareholder meeting of proposals in order that they may be addressed in a more orderly fashion at the meeting.

         The Company's Code of Regulations in Article III, Section 3, already has a prior notification provision for nominations of directors by shareholders.

NUMBER OF DIRECTORS

         The Amended and Restated Code of Regulations has been amended in accordance with the provisions of the existing Code of Regulations to confirm that the current number of directors serving the Company is 11. This number has been properly reduced over time from the number 14 that is referenced in the existing Code of Regulations.

SPECIAL MEETINGS OF SHAREHOLDERS

         We propose that the Company's Code of Regulations be amended to require that special meetings of the shareholders may be called by shareholders only if the shareholders calling the meeting own at least 50% of the outstanding shares. This provision is set forth in Article II, Section 2 of the Amended Code of Regulations, which is attached as Exhibit B to this Proxy Statement.

         Shareholders owning 25% of the outstanding shares may call a special meeting of shareholders under the current Code of Regulations. Ohio law permits the Company to require at least 50% of its shareholders to act to call a special meeting. The Board of Directors believes that it is appropriate to make this amendment to ensure that a minority group of shareholders cannot call a special meeting of shareholders.

AMENDING CERTAIN PROVISIONS

         We propose to add provisions to the Company's Code of Regulations to require a supermajority of shareholders to amend or eliminate certain sections of the Amended Code of Regulations. These provisions regarding the ability to amend the Code of Regulations are set forth in Article X of the Amended Code of Regulations, which is attached as Exhibit B to this Proxy Statement.

         The current Code of Regulations requires the affirmative vote of a majority of the voting power of shareholders, or the written consent of holders of at least two-thirds of the outstanding shares of the Company to amend or repeal the Code of Regulations. The Amended Code of Regulations will provide that it may be amended by the affirmative vote of a majority of the voting power of shareholders, with several important exceptions. Changes that would affect the provisions of the Code of Regulations dealing with the number of directors, the classification, election and term of office of directors, the method of nomination of directors, removal of directors and amendments to the Code of Regulations, will require approval by holders of 80% of the Company's outstanding shares, unless the changes are first approved by two-thirds of the Company's directors. We believe that these particular provisions are sufficiently important to the governance of the Company that they should not be changed without the approval of at least two-thirds of the Board of Directors, unless they are approved by shareholders owning eighty percent of the Company's shares.

         The Board of Directors has conditioned the effectiveness of any of these sub-proposals on the adoption of the entire Amended Code of Regulations. Therefore, all the proposed changes to the Company's Code of Regulations are to be considered together as Proposal 6.


--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS APPROVES AND RECOMMENDS TO THE SHAREHOLDERS THE ADOPTION OF THIS PROPOSAL 6, WHICH WILL RESULT IN THE AMENDMENT AND RESTATEMENT OF THE COMPANY'S CODE OF REGULATIONS AS SET FORTH IN EXHIBIT B TO THIS PROXY STATEMENT.
--------------------------------------------------------------------------------

                   POSSIBLE ANTI-TAKEOVER EFFECT OF PROPOSALS

         Several of the proposed amendments to the Company's Articles of Incorporation and Code of Regulations may discourage unilateral tender offers or other attempts to take over and acquire the business of the Company. The following summarizes those Proposals which might have a potential "anti-takeover" effect. The following discussion contains all material disclosure about those Proposals but may not contain all of the information that is pertinent to each investor. You should refer in each case to the Amended and Restated Articles of Incorporation and Amended and Restated Code of Regulations, which are attached to this Proxy Statement as Exhibit A and Exhibit B, respectively.

- AUTHORIZED PREFERRED SHARES. See Article Fourth, B. of the Amended Articles of Incorporation Exhibit A. The availability of authorized but unissued preferred shares could discourage third parties from attempting to gain control of the Company, since the Board of Directors could authorize the issuance of preferred shares in a private placement or otherwise to one or more persons. The issuance of these shares could dilute the voting power of a person attempting to acquire control of the Company, increase the cost of acquiring control or otherwise hinder the efforts of the other person to acquire control. Such shares also could be used to adopt a shareholder rights plan to attempt to avoid and undesirable takeover of the Company.

- REMOVAL OF DIRECTORS. See Article III, Section 5 of the Amended Code of Regulations at Exhibit B. Directors may be involuntarily removed from office before their term expires only for cause and if holders of at least 75% of the Company's common shares vote in favor of removal at a meeting of shareholders. This provision may make it difficult for any person who may attempt to take over the Company to remove elected directors before the end of their term.

- SPECIAL SHAREHOLDERS MEETINGS. See Article II, Section 2 of the Amended Code of Regulations at Exhibit B. A special shareholders meeting may only be called by the Chairman of the Board of Directors, the President of the Company, the Board of Directors or holders of at least 50% of the outstanding common shares. Because certain actions may only be taken at a shareholders meeting and because regular shareholders meetings occur annually, it would be more difficult for a potential acquirer to obtain shareholder approval of changes necessary to facilitate an acquisition.

- RESTRICTIONS ON BUSINESS AT SHAREHOLDER MEETINGS. See Article II, Section 8 of the Amended Code of Regulations at Exhibit B. Generally, business at the Company's shareholders meetings is restricted to the purpose of the meeting described in the notice (if it is a special shareholders' meeting), business that the Board of Directors wishes to be taken up at the meeting (regardless of whether it is a special or regular meeting) or which is brought before the meeting pursuant to a timely written notice to the President by one or more shareholders. A notice is deemed timely if it is received at the Company's executive offices at least 60 days prior to the meeting date. The required contents of the notice by the shareholder are contained in the Amended Code of Regulations and must be strictly complied with in order for a shareholder proposal to be considered. These restrictions, while helpful in assuring orderly and informed shareholders' meetings, have the effect of making it more difficult for someone attempting to acquire control of the Company to bring matters before any shareholders' meeting, including amendments to the Articles of Incorporation and Code of Regulations.

- ELIMINATION OF CUMULATIVE VOTING. See Article EIGHTH of the Amended Articles of Incorporation of the Company at Exhibit A. As described above, the elimination of cumulative voting will have the effect of restricting the ability of a minority of shareholders to elect a representative to the Company's Board of Directors. While the Board of Directors believes that any representative on the Board of Directors should work in the best interest of all shareholders, the elimination of cumulative voting will restrict the ability of a minority group to be represented on the Board of Directors.

- "OPTING OUT" OF SECTION 1701.831 OF THE OHIO REVISED CODE. Taking the action to cause Section 1701.831 to be inapplicable to the Company is deemed by the Board of Directors to be appropriate for the reasons mentioned above. This and certain other provisions of the Company's Articles of Incorporation and Code of Regulations will require a potential acquirer to negotiate with the Board of Directors, which is charged with the duty of acting in the best interest of all shareholders. However, opting out will have the effect of removing the decision as to a sale or merger of the Company from the shareholders until the Board of Directors has had the opportunity to consider and recommend action on such matters to the shareholders.

- AMENDMENT OF ARTICLES AND CODE. Generally, Ohio Corporation law requires amendments to corporate articles of incorporation to be approved by at least two-thirds of all votes entitled to be voted. Ohio Corporation law also generally requires amendments to a corporate code of regulations to be approved by at least a majority of all votes entitled to be voted. Ohio law permits a Company's articles of incorporation and code of regulations to change these shareholder voting requirements within limits. The Amended Articles of Incorporation continues to provide that a majority vote of the outstanding shares is required to approve most amendments to the Articles of Incorporation. The Amended Code of Regulations continues to require a majority vote of the outstanding shares to make most amendments to the Code of Regulations. However, the Amended Articles of Incorporation and Amended Code of Regulations increase the percentage of voting shares outstanding required to change the certain provisions of the Amended Articles of Incorporation or Amended Code of Regulations, absent prior approval by at least two-thirds of the Company's directors. These provisions include Articles SIXTH and SEVENTH of the Articles of Incorporation, and Article III, Sections 1, 2, 3 or 5 and Article X of the Code of Regulations.

         These provisions have the effect of making it difficult to change these provisions of the Amended Articles of Incorporation and Amended Code of Regulations without the approval of the Board of Directors. The effect of these provisions may be to make it more difficult for a person who desires to acquire control of the Company to do so without the cooperation of the incumbent Board of Directors.

         The Company also has provisions in its current Articles of Incorporation that make a takeover of the Company without the approval of the Company's Board of Directors more difficult. Article SIXTH of the Company's Articles of Incorporation contains "supermajority" and "fair price" provisions. These provisions require the affirmative vote of 80% of the Company's outstanding voting power to approve certain business transactions (such as mergers or disposition of substantially all of its assets) involving an "interested shareholder", defined as another person or entity owning ten percent or more of the outstanding capital stock of the Company, unless first approved by two-thirds of the Company's directors not affiliated with the interested shareholder. The Articles of Incorporation also require the approval of 66-2/3% of the outstanding shares, exclusive of shares held by the interested shareholder, or the payment of a

"fair price," as defined in the Articles of Incorporation, for any shares acquired by an interested shareholder unless approved by two-thirds of the directors who are not affiliated with the interested shareholder. The intent of these provisions is to attempt to force any proposed acquirer of the Company to negotiate with the Board of Directors.


         The Company is also subject to a set of provisions under Ohio law, which is referred to as the "Merger Moratorium Statute." The Merger Moratorium Statute regulates certain business combinations between a "public company" and an "interested shareholder" such as mergers or disposition of substantially all of the Company's assets. Subject to certain exceptions, these transactions are prohibited for a three-year period. Prior to the end of the three-year period, a prohibited transaction may take place provided certain conditions are satisfied.


--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS APPROVES AND RECOMMENDS TO THE SHAREHOLDERS THE ADOPTION OF PROPOSALS 2, 3, 4, 5 AND 6 WHICH WILL RESULT IN THE AMENDMENT AND RESTATEMENT OF THE COMPANY'S ARTICLES OF INCORPORATION AND CODE OF REGULATIONS AS SET FORTH IN EXHIBIT A AND EXHIBIT B TO THIS PROXY STATEMENT.
--------------------------------------------------------------------------------



                 SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

If any shareholder of the Company wishes to submit a proposal to be included in next year's Proxy Statement and acted upon at the annual meeting of the Company to be held in 2004, the proposal must be received by the Secretary of the Company at the principal executive offices of the Company, 110 Riverbend Avenue, Lewis Center, Ohio 43035, prior to the close of business on December 16, 2003. On any other proposal raised by a shareholder for next year's annual meeting, the Company intends that proxies received by it will be voted in the interest of the Company in accordance with the judgement of the Board of Directors, unless notice of the proposal is received by the Company not later than February 28, 2004.

The Company's Code of Regulations establishes advance notice procedures as to the nomination, other than by or at the direction of the Board of Directors, of candidates for election as directors. In order to make a director nomination at a shareholder meeting it is necessary that you notify the Company in writing not less than 90 days in advance of the meeting. In addition, the notice must meet all other requirements contained in our Code of Regulations. Any shareholder who wishes to take such action should obtain a copy of our Code of Regulations and may do so by written request addressed to the Secretary of the Company at the principal executive offices of the Company.


                                  OTHER MATTERS

The Board of Directors of the Company is not aware of any other matters that may come before the meeting. However, the enclosed Proxy will confer discretionary authority with respect to matters which are not known to the Board of Directors at the time of printing and which may properly come before the meeting. A COPY OF THE COMPANY'S 2002 REPORT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, ON FORM 10-K, AS AMENDED, WILL BE AVAILABLE WITHOUT CHARGE TO SHAREHOLDERS ON REQUEST. Address all requests, in writing, for this document to Donald

R. Blackburn, Vice President & Secretary, The Delaware County Bank and Trust Company, 110 Riverbend Avenue, Lewis Center, Ohio 43035.

We also undertake to deliver promptly, upon written or oral request, a separate copy of this Proxy Statement or the Annual Report, as applicable, to a shareholder at a shared address to which a single copy of the document was delivered. Requests for these documents should also be addressed to Donald R. Blackburn, Vice President, The Delaware County Bank and Trust Company, 110 Riverbend Avenue, Lewis Center, Ohio 43035, (740) 657-7930.



                       By Order of the Board of Directors of DCB Financial Corp



                       Jeffrey T. Benton
                       President and Chief Executive Officer

                                    EXHIBIT A


                      PROPOSED FORM OF AMENDED AND RESTATED

                          ARTICLES OF INCORPORATION OF

                               DCB FINANCIAL CORP.

                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                               DCB FINANCIAL CORP.
                                      *****

         Pursuant to Sections 1701.01 et seq. of the Revised Code of Ohio, the following shall be the Articles of Incorporation for DCB Financial Corp.:

         FIRST:   The name of said Corporation shall be DCB Financial Corp.

         SECOND: The place in the State of Ohio where its principal office is to be located is Lewis Center, Delaware County.

         THIRD:   The purposes for which it is formed are:

         To engage in any lawful act or activity for which corporations may be formed under Sections 1701.01 to 1701.98 inclusive of the Ohio Revised Code.

         FOURTH: The number of shares (collectively the "Shares") that the Corporation is authorized to have outstanding is Nine Million Five Hundred Thousand (9,500,000), consisting of: (i) 7,500,000 common shares, no par value (the "Common Shares"); and (ii) 2,000,000 preferred shares, no par value (the "Preferred Shares"). The Shares shall have the following terms:

         A.       Common Shares:
                  -------------

                  The holders of the Common Shares are entitled at all times to one (1) vote for each Share and to such dividends as the Board of Directors (herein called the "Board") may in its discretion periodically declare, subject, however, to any voting and dividend rights of the holders of the Preferred Shares. In the event of any liquidation, dissolution or winding up of the Corporation, the remaining assets of the Corporation after the payment of all debts and necessary expenses shall be distributed among the holders of the Common Shares pro rata in accordance with their respective Share holdings, subject, however, to the rights of the holders of the Preferred Shares then outstanding. The Common Shares are subject to all of the terms and provisions of the Preferred Shares as established by the Board in accordance with this Article FOURTH.

         B.       Preferred Shares:
                  ----------------

                  The Board is hereby expressly authorized in its discretion to adopt amendments to the Articles to provide for the issuance of one (1) or more series of Preferred Shares; to establish periodically the number of Shares to be included in each such series; and to fix the designation, powers, preferences, voting rights, dividend rights and other rights of the Preferred Shares of each such series and any qualifications, limitations or restrictions thereof, to the fullest extent permitted by law. Preferred Shares redeemed or otherwise acquired by the Corporation shall become authorized but unissued Preferred Shares, shall be unclassified as to series, and may thereafter be reissued in the same manner as other authorized but unissued Preferred Shares.

         FIFTH. The following provisions are hereby agreed to for the purpose of defining, limiting and regulating the exercise of the authority of the Corporation, or of the Directors, or of all of the shareholders:

         The Board of Directors is expressly authorized to set apart, out of any of the funds of the Corporation available for dividends, a reserve or reserves for any proper purpose or to abolish any such reserve in the manner in which it was created. Except as otherwise provided in these Articles, the Corporation is hereby authorized to purchase or redeem through action of the Board, without the approval of the holders of any Shares of any class and upon such terms and conditions as the Board determines: (1) Shares of any class or series issued by the Corporation, subject to the express terms of such Shares; (2) any security or other obligation of the Corporation which may confer upon the holder thereof the right to convert such security or obligation into Shares of any class or series authorized by these Articles; (3) any security or other obligation which may confer upon the holder thereof the right to purchase Shares of any class or series authorized by these Articles; and (4) Shares of any class or series issued by the Corporation if and when any holder of such Shares desires to (or, upon the happening of any event, is required to) sell such Shares.

         The Corporation may in its regulations confer powers upon its Board of Directors in addition to the powers and authorities conferred upon it expressly by Sections 1701.01 et seq. of the Revised Code of Ohio.

         Subject to Articles SIXTH and SEVENTH, any amendments to the Articles of Incorporation may be made from time to time, and any proposal or proposition requiring the action of shareholders may be authorized from time to time by the affirmative vote of the holders of shares entitling them to exercise a majority of the voting power of the Corporation.

         Any meeting of the shareholders or the Board of Directors may be held at any place within or without the State of Ohio in the manner provided for in the regulations of the Corporation.

         SIXTH: FAIR PRICE AND SUPER VOTE REQUIREMENT

         A.       DEFINITIONS AS USED IN THIS ARTICLE SIXTH

                  (1) "Affiliate" or "Associate" shall have the respective meanings given to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934.

                  (2) A person shall be a "beneficial owner" of any Voting
Stock:

                      (i) which such person or any of its Affiliates or Associates beneficially owns, directly or indirectly; or

                      (ii) which such person or any of its Affiliates or Associates has by itself or with others (a) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (b) the right to vote pursuant to any agreement, arrangement or understanding; or

                      (iii) which is beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Voting Stock.

                  (3) "Business Combination" shall include:

                      (i) any merger or consolidation of the Corporation or any of its subsidiaries with or into an Interested Shareholder, regardless of which person is the surviving entity;

                      (ii) any sale, lease, exchange, mortgage, pledge, or other disposition (in one transaction or a series of transactions) from the Corporation or any of its subsidiaries to an Interested Shareholder, or from an Interested Shareholder to the Corporation or any of its subsidiaries, of assets having an aggregate Fair Market Value of twenty percent (20%) or more of the Corporation's total stockholders' equity;

                      (iii) the issuance, sale or other transfer by the Corporation or any subsidiary thereof of any securities of the Corporation or any subsidiary thereof to an Interested Shareholder (other than an issuance or transfer of securities which is effected on a pro rata basis to all shareholders of the Corporation);

                      (iv) the acquisition by the Corporation or any of its subsidiaries of any securities of an Interested Shareholder;

                      (v) the adoption of any plan or proposal for the liquidation or dissolution of the Corporation proposed by or on behalf of an Interested Shareholder;

                      (vi) any reclassification or recapitalization of securities of the Corporation if the effect, directly or indirectly, of such transaction is to increase the relative voting power of an Interested Shareholder; or

                      (vii) any agreement, contract or other arrangement providing for or resulting in any of the transactions described in this definition of Business Combination.

                  (4) "Continuing Director" shall mean any member of the Board of Directors of the Corporation who is unaffiliated with the Interested Shareholder and was a member of the Board of Directors prior to the time that the Interested Shareholder became an Interested Shareholder; any successor of a Continuing Director who is unaffiliated with the Interested Shareholder and is approved to succeed a Continuing Director by the Continuing Directors; any member of the Board of Directors who is appointed to fill a vacancy on the Board of Directors who is unaffiliated with the Interested Shareholder and is approved by the Continuing Directors.

                  (5) "Fair Market Value" shall mean:

                      (i) in the case of securities listed on a national securities exchange or quoted in the National Association of Securities Dealers Automated Quotations System (or any successor thereof), the highest sales price or bid quotation, as the case may be, reported for securities of the same class or series traded on a national securities exchange or in the over-the-counter market during the 30-day period immediately prior to the date in question, or if no such report or quotation is available, the fair market value as determined by the Continuing Directors; and

                      (ii) in the case of other securities and of other property or consideration (other than cash), the Fair Market Value as determined by the Continuing Directors; provided, however, in the event the power and authority of the Continuing Directors ceases and terminates pursuant to Subdivision F of this Article SIXTH as a result of there being less than five Continuing Directors at any time, then (a) for purposes of clause (ii) of the definition of "Business Combination," any sale, lease, exchange, mortgage, pledge, or other disposition of assets from the Corporation or any of its subsidiaries to an Interested Shareholder or from an Interested Shareholder to the Corporation or any of its subsidiaries, regardless of the Fair Market Value thereof, shall constitute a Business Combination, and (b) for purposes of paragraph 1 of Subdivision D of this Article SIXTH, in determining the amount of consideration received or to be received per share by the Independent Shareholders in a Business Combination, there shall be excluded all consideration other than cash and the Fair Market Value of securities listed on a national securities exchange or quoted in the National Association of Securities Dealers Automated Quotations System (or any successor thereof) for which there is a reported sales price or bid quotation, as the case may be, during the 30-day period immediately prior to the date in question.

                  (6) "Independent Shareholder" shall mean shareholders of the Corporation other than the Interested Shareholder engaged in or proposing the Business Combination.

                  (7) "Interested Shareholder" shall mean: (a) any person (other than the Corporation or any of its subsidiaries), and (b) the Affiliates and Associates of such person, who, or which together, are:

                      (i) the beneficial owner, directly or indirectly, of 10% or more of the outstanding Voting Stock or were within the two-year period immediately prior to the date in question the beneficial owner, directly or indirectly, of 10% or more of the then outstanding Voting Stock; or

                      (ii) an assignee of or other person who has succeeded to any shares of the Voting Stock which were at any time within the two-year period immediately prior to the date in question beneficially owned by an Interested Shareholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933.

         Notwithstanding the foregoing, no Trust Department, or designated fiduciary or other trustee of such Trust Department of the Corporation or a subsidiary of the Corporation, or other similar fiduciary capacity of the Corporation with direct voting control of the outstanding Voting Stock shall be included or considered as an Interested Shareholder. Further, no profit-sharing, employee stock ownership, employee stock purchase and savings, employee pension, or other employee benefit plan of the Corporation or any of it subsidiaries, and no trustee of any such plan in its capacity as such trustee, shall be included or considered as an Interested Shareholder.

                  (8) A "Person" shall mean an individual, partnership, trust, corporation, or other entity and includes any two or more of the foregoing acting in concert.

                  (9) "Voting Stock" shall mean all outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors of the Corporation.

         B. SUPERMAJORITY VOTE TO EFFECT BUSINESS COMBINATION. No Business Combination shall be effected or consummated unless:

                  (1) Authorized and approved by the Continuing Directors and, if otherwise required by law to authorize or approve the transaction, the approval or authorization of shareholders of the Corporation, by the affirmative vote of the holders of such number of shares as is mandated by the Ohio Revised Code; or

                  (2) Authorized and approved by the affirmative vote of holders of not less than 80% of the outstanding Voting Stock voting together as a single class.

         The authorization and approval required by this Subdivision B is in addition to any authorization and approval required by Subdivision C of this Article SIXTH.

         C. FAIR PRICE REQUIRED TO EFFECT BUSINESS COMBINATION. No Business Combination shall be effected or consummated unless:

                  (1) All the conditions and requirements set forth in Subdivision D of this Article SIXTH have been satisfied; or

                  (2) Authorized and approved by the Continuing Directors; or

                  (3) Authorized and approved by the affirmative vote of holders of not less than 66 2/3% of the outstanding Voting Stock held by all Independent Shareholders voting together as a single class.

                  Any authorization and approval required by this Subdivision C is in addition to any authorization and approval required by Subdivision B of this Article SIXTH.

         D. CONDITIONS AND REQUIREMENTS TO FAIR PRICE. All the following conditions and requirements must be satisfied in order for clause (1) of Subdivision C of this Article SIXTH to be applicable.

                  (1) The cash and Fair Market Value of the property, securities or other consideration to be received by the Independent Shareholders in the Business Combination per share for each class or series of capital stock of the Corporation must not be less than the sum of:

                      (i) the highest per share price (including brokerage commissions, transfer taxes, soliciting dealer's fees and similar payments) paid by the Interested Shareholder in acquiring any shares of such class or series, respectively, and, in the case of Preferred Stock, if greater, the amount of the per share redemption price; and

                      (ii) the amount, if any, by which interest on the per share price, calculated at the Treasury Bill Rate from time to time in effect, from the date the Interested Shareholder first became an Interested Shareholder until the Business Combination has been consummated, exceeds the per share amount of cash dividends received by the Independent Shareholders during such period. The "Treasury Bill Rate" means for each calendar quarter, or part thereof, the interest rate of the last auction in the preceding calendar of 91-day United States Treasury Bills expressed as a bond equivalent yield.

         For purposes of this paragraph (1) per share amounts shall be appropriately adjusted for any recapitalization, reclassification, stock dividend, stock split, reserve split, or other similar transaction. Any Business Combination which does not result in the Independent Shareholders receiving consideration for or in respect of their shares of capital stock of the Corporation shall not be treated as complying with the requirements of this paragraph (1).

                  (2) The form of the consideration to be received by the Independent Shareholders owning the Corporation's shares must be the same as was previously paid by the Interested Shareholder(s) for shares of the same class or series; provided, however, if the Interested Shareholder previously paid for shares of such class or series with different forms of consideration, the form of the consideration to be received by the Independent Shareholders owning shares of such class or series must be in the form as was previously paid by the Interested Shareholder in acquiring the largest number of shares of such class or series previously acquired by the Interested Shareholder, provided, further, in the event no shares of the same class or series had been previously acquired by the Interested Shareholder, the form of consideration must be cash. The provisions of this paragraph (2) are not intended to diminish the aggregate amount of cash and Fair Market Value of any other consideration that any holder of the Corporation's shares is otherwise entitled to receive upon the liquidation or dissolution of the Corporation, under the terms of any contract with the Corporation or an Interested Shareholder, or otherwise.

                  (3) From the date the Interested Shareholder first became an Interested Shareholder until the Business Combination has been consummated, the following requirements must be complied with unless the Continuing Directors otherwise approve:

                      (i) the Interested Shareholder has not received, directly or indirectly, the benefit (except proportionately as a shareholder) of any loan, advance, guaranty, pledge, or other financial assistance, tax credit or deduction, or other benefit from the Corporation or any of its subsidiaries;

                      (ii) there shall have been no failure to declare and pay in full, when and as due or scheduled, any dividends required to be paid on any class or series of the Corporation's shares;

                      (iii) there shall have been (a) no reduction in the annual rate of dividends paid on Common Shares of the Corporation (except as necessary to reflect any split of such shares), and (b) an increase in the annual rate of dividends as necessary to reflect reclassification (including a reverse split), recapitalization or any similar transaction which has the effect of reducing the number of outstanding Common Shares; and

                      (iv) there shall have been no amendment or other modification to any profit-sharing, employee stock ownership; employee stock purchase and savings, employee pension or other employee benefit plan of the Corporation or any of its subsidiaries, the effect of which is to change in any manner the provisions governing the voting of any shares of capital stock of the Corporation in or covered by such plan.

                  (4) A proxy or information statement describing the Business Combination and complying with the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations under it (or any subsequent provisions replacing that Act and the rules and regulations under it) has been mailed at least 30 days prior to the completion of the Business Combination to the holders of all outstanding Voting Stock. If deemed advisable by the Continuing Directors, the proxy or information statement shall contain a recommendation by the Continuing Directors as to the advisability (or inadvisability) of the Business Combination and/or an opinion by an investment banking firm, selected by the Continuing Directors and retained at the expense of the Corporation, as to the fairness (or unfairness) of the Business Combination to the Independent Shareholders.

         E. OTHER APPLICABLE VOTING REQUIREMENT. The affirmative votes or approvals required to be received from shareholders of the Corporation under Subdivisions B, C and H of this Article SIXTH are in addition to the vote of the holders of any class of shares of capital stock of the Corporation otherwise required by law, or by other provisions of these Articles of Incorporation, or by the express terms of the shares of such class. The affirmative votes or approvals required to be received from shareholders of the Corporation under Subdivisions B, C and H of this Article SIXTH shall apply even though no vote or a lesser percentage vote, may be required by law, or by other provisions of these Articles of Incorporation, or otherwise. Any authorization, approval or other action of the Continuing Directors under this Article SIXTH is in addition to any required authorization, approval or other action of the Board of Directors.

         F. CONTINUING DIRECTORS. All actions required or permitted to be taken by the Continuing Directors shall be taken with or without a meeting by the vote or written consent of two-thirds of the Continuing Directors, regardless of whether the Continuing Directors constitute a quorum of the members of the Board of Directors then in office. In the event that the number of Continuing Directors is at any time less than five, all power and authority of the Continuing Directors under this Article SIXTH shall thereupon cease and terminate, including, without limitation, the authority of the Continuing Directors to authorize and approve a Business Combination under Subdivisions B and C of this Article SIXTH and to approve a successor Continuing Director. Two-thirds of the Continuing Directors shall have the power and duty, consistent with their fiduciary obligations, to determine for the purpose of this Article SIXTH, on the basis of information known to them:

            (1) Whether any person is an Interested Shareholder;

            (2) Whether any person is an Affiliate or Associate of another;

            (3) Whether any person has an agreement, arrangement, or understanding with another or is acting in concert with another; and

            (4) The Fair Market Value of property, securities or other consideration (other than cash).

         The good faith determination of the Continuing Directors on such matters shall be binding and conclusive for purposes of this Article SIXTH.

         G. EFFECT ON FIDUCIARY OBLIGATIONS OF INTERESTED SHAREHOLDERS. Nothing contained in this Article SIXTH shall be construed to relieve any Interested Shareholder from any fiduciary obligations imposed by law.

         H. REPEAL. Notwithstanding any other provisions of these Articles of Incorporation (and notwithstanding the fact that a lesser percentage vote may be required by law or other provision of these Articles of Incorporation), the provisions of this Article SIXTH may not be repealed, amended, supplemented or otherwise modified, unless:

            (1) The Continuing Directors (or, if there is no Interested Shareholder, a majority vote of the whole Board of Directors of the Corporation) recommend such repeal, amendment, supplement or modification and such repeal, amendment or modification is approved by the affirmative vote of the holders of not less than a simple majority of the outstanding Voting Stock; or

            (2) Such repeal, amendment, supplement or modification is approved by the affirmative vote of holders of (a) not less than 80% of the outstanding Voting Stock voting together as a single class, and (b) not less than 66 2/3% of the outstanding Voting Stock held by all shareholders other than Interested Shareholders voting together as a single class.

         I. FURTHER CONSIDERATIONS TO EFFECT BUSINESS COMBINATION. No Business Combination shall be effected or consummated unless, in addition to the consideration set forth in Subdivisions B, C, D and E of this Article SIXTH, the Board of Directors of the Corporation, including the Continuing Directors shall consider all of the following factors and any other factors which it (they) deem relevant:

            (1) The Social and economic effects of the transaction on the Corporation and its subsidiaries, employees, depositors, loan and other customers, creditors and other elements of the communities in which the Corporation and its subsidiaries operate or are located;

            (2) The business and financial conditions and earnings prospects of the Interested Shareholder, including, but not limited to, debt service and other existing or likely financial obligations of the Interested Shareholder, and the possible effect on other elements of the communities in which the Corporation and its subsidiaries operate or are located, and

            (3) The competence, experience and integrity of the Interested Shareholder and his (its) or their management.

         SEVENTH: The Corporation shall not be subject to the provisions of
Section 1701.831 of the Ohio Revised Code regarding "control share acquisitions" of shares of the Corporation. This Article SEVENTH shall not be repealed, amended, supplemented or otherwise modified unless such action is approved using the same voting procedures set forth in Article SIXTH, subparagraph H.

         EIGHTH: Shareholders of the Corporation shall have no preemptive right to purchase shares when issued by the Corporation. No holder of any shares of any class shall have the right to vote cumulatively in the election of the Board of Directors.

         NINTH: The Corporation shall indemnify its present and past Directors, officers, employees and agents, and such other persons as it shall have powers to indemnify, to the full extent permitted under, and subject to the limitations of, Title 17 of the Ohio Revised Code. Additionally, and subject to the limitations set forth below, the Corporation shall indemnify its present and past Directors for personal liability for monetary damages resulting from breach of their fiduciary duty as Directors. Notwithstanding the above, no indemnification for personal liability shall be provided for: (i) any breach of the Directors' duty of loyalty to the Corporation or its stockholder; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) illegal distribution of dividends; and (iv) any transaction from which the Director derived an improper personal benefit.

                                    EXHIBIT B


                      PROPOSED FORM OF AMENDED AND RESTATED

                             CODE OF REGULATIONS OF

                               DCB FINANCIAL CORP.

                              AMENDED AND RESTATED
                               CODE OF REGULATIONS
                                       OF
                               DCB FINANCIAL CORP.
                             (ADOPTED JUNE 25, 2003)

                                    ARTICLE 1
                                     Offices

         Section 1. PRINCIPAL OFFICE. The principal office of the Company shall be at such place in the County of Delaware, Ohio, as may be designated from time to time by the Board of Directors.

         Section 2. OTHER OFFICES. The Corporation shall also have offices at such other places without, as well as within, the State of Ohio, as the Board of Directors may from time to time determine.

                                   ARTICLE II
                            Meetings of Shareholders

         Section 1. ANNUAL MEETING. The annual meeting of the shareholders of this Corporation for the purpose of fixing or changing the number of directors of the Corporation, electing directors and transacting such other business as may come before the meeting, shall be held at such time as may be fixed by the Board of Directors by resolution from time to time.

         Section 2. SPECIAL MEETINGS. Special meetings of the shareholders may be called at any time by the Chairman of the Board of Directors, President, or a majority of the Board of Directors acting with or without a meeting, or by shareholders owning, in the aggregate, not less than fifty percent (50%) of the stock of the Corporation.

         Section 3. PLACE OF MEETINGS. Meetings of shareholders shall be held at the main office of the Corporation unless the Board of Directors decides that a meeting shall be held at some other place within or without the State of Ohio and causes the notices thereof to so state.

         Section 4. NOTICE OF MEETINGS. Unless waived, a written, printed, or typewritten notice of each annual or special meeting stating the day, hour, and place and the purpose or purposes thereof shall be served upon or mailed to each shareholder of record (a) as of the day next preceding the day on which notice is given or (b) if a record date therefor is duly fixed, of record as of said date. Notice of such meeting shall be mailed, postage prepaid, at least ten (10) days prior to the date thereof. If mailed, it shall be directed to a shareholder at his address as the name appears upon the records of the Corporation.

         Section 5. WAIVER OF NOTICE. Any shareholder, either before or after any meeting, may waive any notice required to be given by law or under these Regulations; and whenever all of the shareholders entitled to vote shall meet in person or by proxy and consent to holding a meeting, it shall be valid for all purposes without call or notice, and at such meeting any action may be taken.

         Section 6. QUORUM. A majority of the outstanding capital stock, represented in person or by proxy, shall constitute a quorum at any meeting of the shareholders, unless otherwise provided by law; but less than a quorum may adjourn any meeting, from time to time, and a meeting may be held, as adjourned, without further notice. A majority of the votes cast shall decide every question or matter submitted to the shareholders at any meeting, unless otherwise provided by law or by the Articles of Incorporation.

         Section 7. PROXIES. Any shareholder of record who is entitled to attend a shareholders' meeting, or to vote thereat or to assent or give consents in writing, shall be entitled to be represented at such meetings or to vote thereat or to assent or give consent in writing, as the case may be, or to exercise any other of his rights, by proxy or proxies appointed by a writing signed by such shareholder, which need not be sealed, witnessed or acknowledged.

         A telegram, cablegram, wireless message or photogram appearing to have been transmitted by a shareholder, or a photograph, photostatic facsimile or equivalent reproduction of a writing appointing a proxy or proxies shall be a sufficient writing.

         No appointment of a proxy shall be valid after the expiration eleven
(11) months after it is made, unless the writing specifies the date on which it is to expire or the length of time it is to continue in force.

         Section 8. BUSINESS TO BE CONDUCTED AT MEETING. At any meeting of shareholders, the only business that shall be conducted is that which has been properly brought before the meeting. To be properly brought before a meeting of shareholders, business must be specified in the notice of meeting (or any supplement thereto) given by or at the direction of the directors, otherwise properly brought before the meeting by or at the direction of the directors or otherwise properly brought before the meeting by a shareholder. For business to be properly brought before a meeting of shareholders by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than sixty (60) days prior to the meeting. A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the meeting: (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and record address of the shareholder proposing such business, (iii) the class and number of shares of the Corporation which are beneficially owned by such shareholder, and (iv) any material interest of such shareholder in such business.

         Notwithstanding anything in the Regulations of the Corporation to the contrary, no business shall be conducted at a meeting of shareholders except in accordance with the procedures set forth in this Section 8.

         The Chairman of the meeting of shareholders shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 8 in which event any such business not properly brought before the meeting shall not be acted upon.

         Section 9. VOTING. At any meeting of the shareholders, each shareholder of the Corporation shall, except as otherwise provided by law or by the Articles of Incorporation or by these Regulations, be entitled to one (1) vote in person or by proxy for each share of the corporation registered in his name on the books of the Corporation: (a) on the record date for the determination of shareholders entitled to vote at such meeting, notwithstanding the prior or subsequent sale, or other disposal of such share or shares or transfer of the same on the books of the Corporation on or after the record date; or (b) if no such record date shall have been fixed, then at the time of such meeting.

         Section 10. ACTION WITHOUT MEETING. Any action which may be authorized or taken at any meeting of shareholders may be authorized or taken without a meeting in a writing or writings signed by all of the holders of shares who would be entitled to notice of a meeting of the shareholders held for such purpose. Such writing or writings shall be filed with or entered upon the records of the Corporation.

                                   ARTICLE III
                                    DIRECTORS

         Section 1. NUMBER OF DIRECTORS. The number of Directors constituting the entire Board shall not be less than three (3) nor more than twenty-five
(25), the exact number of Directors to be determined from time to time by a majority vote of the whole Board of Directors of the Corporation, or by a vote of stockholders owning at least 80% of the total outstanding shares of the Corporation's common stock at an annual meeting or special meeting called for such purpose, and such exact number shall be eleven (11) until otherwise so determined; provided, however, that any increase or decrease in the number of Directors resulting from an action by a majority of the whole Board as herein provided for, shall be subject to a limitation of two (2) persons in any one calendar year.

         Section 2. ELECTION AND TERM OF DIRECTORS. The Board of Directors shall be divided into three (3) classes, as nearly equal in number as the then total number of Directors constituting the whole Board permits, with the term of office of one class expiring each year. No decrease in the number of Directors shall shorten the term of any incumbent Director. At each annual meeting of stockholders, the successors to the class of Directors whose term shall then expire shall be elected to hold office for a term expiring at the third succeeding annual meeting.

         Section 3. NOMINATIONS. Nominations of persons for election to the Board of the Corporation at a meeting of the Shareholders may be made by or at the direction of the Board of Directors or may be made at a meeting of Shareholders by any Shareholder of the Corporation entitled to vote for the election of Directors at the meeting who complies with the notice procedures set forth in this Section 3 of Article III. Such nominations, other than those made by or at the direction of the Board, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a Shareholder's notice shall be delivered to or mailed and received at the principal office of the Corporation not less than ninety (90) days prior to the meeting. Such Shareholder's notice to the Secretary shall set forth (a) as to each person whom the Shareholder proposes to nominate for election or reelection as a Director,
(i) the name, age, business address and residence address of the persons, (ii) the principal occupation or employment of the person, and (iii) the class and number of shares of capital stock of the Corporation which are beneficially owned by the person and (b) as to the Shareholder giving the notice (i) the name and record address of the Shareholder and (ii) the class and number of shares of capital stock of the Corporation which are beneficially owned by the Shareholder. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as Director of the Corporation. No person shall be eligible for election as a Director of the Corporation at a meeting of the Shareholders unless nominated in accordance with the procedures set forth herein. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure and the defective nomination shall be disregarded.

         Section 4. VACANCIES. In case of any vacancy in the Board of Directors, through death, resignation, disqualification, newly created directorships resulting from an increase in the number of Directors then in office, or other cause, the remaining Directors, by an affirmative vote of a majority thereof, although less than a quorum, may elect a successor to hold office for the unexpired portion of the term of the Director whose place is vacant until the election and qualification of his successor.

         Section 5. REMOVAL. Subject to the rights of the holders of any series of Preferred Shares then outstanding, directors may be removed from office at any time, but only for cause, and only by the affirmative vote of the holders of not less than seventy-five percent (75%) of the voting power of the outstanding Shares entitled to vote generally in the election of directors, voting together as a single class. Directors may also be removed by action of the Board of Directors for the reasons provided by the Ohio Revised Code.

         For the purposes of this Section, "cause" shall mean: (i) declaration of unsound mind by order of court; (ii) conviction of a felony or misdemeanor involving moral turpitude; (iii) a final judgment by a court of competent jurisdiction that the director committed a gross dereliction of his or her duties as a director which resulted in material injury to the Corporation; (iv) a final judgment by a court of competent jurisdiction that the director willfully violated any banking law, rule, regulation or final cease-and-desist order entered by federal or state banking regulators; or (v) a final judgment by a court of competent jurisdiction that the director engaged in intentional misconduct or a knowing violation of law, and that such misconduct or violation resulted in both material injury to the Corporation and an improper substantial personal benefit.

                                   ARTICLE IV
                 POWERS, MEETING, AND COMPENSATION OF DIRECTORS

Section 1. MEETINGS OF THE BOARD. A meeting of the Board of Directors shall be held immediately following the adjournment of each shareholders' meeting at which directors are elected, or within sixty (60) days thereafter, and notice of such meeting need not be given.

         The Board of Directors may, by bylaws or resolution, provide for other meetings of the Board.

         Special meetings of the Board of Directors may be held at any time upon call of the Chairman of the Board of Directors, President, Executive Vice President (if one is appointed and serving at such time), Senior Vice President (if one is appointed and serving at such time), or any two (2) members of the Board.

         Notice of any special meeting of the Board of Directors shall be mailed to each director, addressed to him at his residence or usual place of business, at least two (2) days before the day on which the meeting is to be held, or shall be sent to him at such place by telegraph, cable, radio or wireless, or be given personally or by telephone, not later than the day before the day on which the meeting is to be held. Every such notice shall state the time and place of the meeting but need not state the purposes thereof. Notice of any meeting of the Board need not be given to any director, however, if waived by him in writing or by telegraph, cable, radio, wireless, or telephonic communication whether before or after such meeting is held, or if he shall be present at such meeting; and any meeting of the Board shall be a legal meeting without any notice thereof having been given, if all the directors shall be present thereat.

         Meetings of the Board shall be held at the office of the Corporation, or at such other place, within or without the State of Ohio, as the Board may determine from time to time and as may be specified in the notice thereof. Meetings of the Board of Directors may also be held by the utilization of simultaneous telephonic communications linking all directors present at such meetings, and all such business conducted via such telephonic communication shall be considered legally enforceable by the Corporation.

         Section 2. QUORUM. A majority of the Board of Directors serving in such capacity shall constitute a quorum for the transaction of business, provided that whenever less than a quorum is present at the time and place appointed for any meeting of the Board, a majority of those present may adjourn the meeting from time to time, without notice other than by announcement at the meeting, until a quorum shall be present.

         Section 3. ACTION WITHOUT MEETING. Any action may be authorized or taken without a meeting in a writing or writings signed by all the directors, which writing or writings shall be filed with or entered upon the records of the Corporation.

         Section 4. COMPENSATION. The directors shall receive compensation for their services in an amount fixed by resolution of the Board of Directors.

         Section 5. BYLAWS. For the government of its actions, the Board of Directors may adopt bylaws consistent with the Articles of Incorporation and these Regulations.

                                    ARTICLE V
                                   COMMITTEES

         The Board of Directors may by resolution provide such standing or special committees as it deems desirable, and discontinue the same at its pleasure. Each such committee shall have such powers and perform such duties, not inconsistent with law, as may be delegated to it by the Board of Directors. Vacancies in such committees may be filled by the Board of Directors.

                                   ARTICLE VI
                                    OFFICERS

         Section 1. GENERAL PROVISIONS. The Board of Directors shall elect a President, such number of Vice Presidents as the Board may from time to time determine, a Secretary and Treasurer, and, in its discretion, a Chairman of the Board of Directors and a Vice Chairman of the Board of Directors. If no such Chairman of the Board is elected by the Board of Directors, the President of the Corporation shall act as presiding officer of the Corporation. The Board of Directors may from time to time create such offices and appoint such other officers, subordinate officers and assistant officers as it may determine. The President and the Chairman of the Board shall be, but the other officers need not be, chosen from among the members of the Board of Directors.

         Section 2. TERMS OF OFFICE. The officers of the Corporation shall hold office at the pleasure of the Board of Directors and, unless sooner removed by the Board of Directors, until the reorganization meeting of the Board of Directors following the date of their election and until their successors are chosen and qualified.

         A vacancy in any office, however created, may be filled by the Board of Directors.

                                   ARTICLE VII
                               DUTIES OF OFFICERS

         Section 1. CHAIRMAN OF THE BOARD. The Chairman of the Board, if one be elected, shall preside at all meetings of the shareholders and Board of Directors and shall have such other powers and duties as may be prescribed by the Board of Directors or by law.

         Section 2. VICE CHAIRMAN OF THE BOARD. The Vice Chairman of the Board, if one be elected, shall preside at all meetings of the shareholders and the Board of Directors, in the absence of the Chairman of the Board. The Vice Chairman shall have such powers and duties as may be prescribed by the Board of Directors, or prescribed by the Chairman of the Board, or by law.

         Section 3. PRESIDENT. The President shall be the chief executive officer of the Corporation and shall exercise supervision over the business of the Corporation and over its several officers, subject, however, to the control of the Board of Directors. In the absence of or if a Chairman of the Board shall not have been elected or a Vice Chairman shall not have been elected, the President shall preside at meetings of the shareholders and Board of Directors. He shall have authority to sign all certificates for shares and all deeds, mortgages, bonds, contracts, notes and other instruments requiring his signature; and shall have all the powers and duties prescribed by law and such others as the Board of Directors may from time to time assign to him.

         Section 4. VICE PRESIDENTS. The Vice Presidents shall perform such duties as are conferred upon them by these regulations or as may from time to time be assigned to them by the Board of Directors, the Chairman of the Board or the President. At the request of the President, or in his absence or disability, the Vice President, designated by the President (or in the absence of such designation, the Vice President designated by the Board), shall perform all the duties of the President, and when so acting, shall have all the powers of the President. The authority of Vice Presidents to sign in the name of the Corporation all certificates for shares and authorized deeds, mortgages, bonds, contracts, notes and other instruments, shall be coordinated with like authority of the President. Any one or more of the Vice Presidents may be designated as an "Executive Vice President" or a "Senior Vice President."

         Section 5. THE SECRETARY. The Secretary shall issue notices of all meetings for which notice shall be required to be given, shall keep the minutes of all meetings, shall have charge of the corporate seal, if any, and corporate record books, shall cause to be prepared for each meeting of shareholders the list of shareholders entitled to vote thereat, and shall have such other duties and powers as may be assigned to or vested in him by the Board of Directors, the Executive Committee or the President.

         Section 6. THE TREASURER. The Treasurer shall have the custody of all moneys and securities of the Corporation and shall keep adequate and correct accounts of the Corporation's business transactions, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, stated capital and shares. The funds of the Corporation shall be deposited in the name of the Corporation by the Treasurer in such depositories as the Board of Directors may from time to time designate. The Treasurer shall have such other duties and powers as may be assigned to or vested in him by the Board of Directors, the Executive Committee or the President.

         Section 7. ASSISTANT AND SUBORDINATE OFFICERS. The Board of Directors may appoint such assistant and subordinate officers as it may deem desirable. Each such officer shall hold office during the pleasure of the Board of Directors and perform such duties as the Board of Directors may prescribe.

         The Board of Directors may, from time to time, authorize any officers to appoint and remove assistant and subordinate officers, to prescribe their authority and duties, and to fix their compensation.

         Section 8. DUTIES OF OFFICERS MAY BE DELEGATED. In the absence of any officer of the Corporation, or for any other reason the Board of Directors may deem sufficient, the Board of Directors may delegate, for the time being, the powers or duties, or any of them, of such officer to any other officer, or to any director.

                                  ARTICLE VIII
                             CERTIFICATES FOR SHARES

         Section 1. FORM AND EXECUTION. Certificates for shares shall be issued to each shareholder in such form as shall be approved by the Board of Directors. Such certificates shall be signed by the Chairman of the Board of Directors or the President or a Vice President and by the Secretary of the Corporation, which certificates shall certify the number and class of shares held by the shareholder in the Corporation, but no certificates for shares shall be delivered until such shares are fully paid. When such a certificate is countersigned by an incorporated transfer agent or registrar, the signature of any of said officers of the Corporation may be a facsimile, or engraved, stamped or printed. Although any officer of the Corporation whose manual or facsimile signature is affixed to a share certificate shall cease to be such officer before the certificate is delivered, such certificate, nevertheless, shall be effective in all respects when delivered.

         Such certificate for shares shall be transferable in person or by attorney, but, except as hereinafter provided in the case of lost, mutilated or destroyed certificates, no transfers of shares shall be entered upon the records of the Corporation until the previous certificates, if any, given for the same shall have been surrendered and canceled.

         Section 2. LOST, MUTILATED OR DESTROYED CERTIFICATES. If any certificate for shares is lost, mutilated or destroyed, the Board of Directors may authorize the issuance of a new certificate in place thereof, upon such terms and conditions as it may deem advisable. The Board of Directors in its discretion may refuse to issue such new certificates until the Corporation has been indemnified by a final order or decree of a court of competent jurisdiction and may, in its sole discretion, require a bond prior to issuance of any such new certificate.

                                   ARTICLE IX
                                   FISCAL YEAR

         The fiscal year of the Corporation shall end on the 31st day of December in each year, or on such other day as may be fixed from time to time by the Board of Directors.

                                    ARTICLE X
                                   AMENDMENTS

         Section 1. These Regulations may be altered, changed or amended in any respect or superseded by new Regulations in whole or in part, by the affirmative vote of the holders of shares entitling them to exercise a majority of the voting power of the Corporation.

         Section 2. Notwithstanding the provisions of Article X, Section 1 hereof and notwithstanding the fact that a lesser percentage may be specified by law or any other provision of these Regulations, the amendment, alteration, change or repeal of, or adoption of any provisions inconsistent with, Article III, Sections 1, 2, 3 or 5 or this Article X, of these Regulations shall require the affirmative vote of the holders of shares entitling them to exercise at least eighty (80%) percent of the voting power of the Corporation, unless such amendment, alteration, change, repeal or adoption has been recommended by at least two-thirds of the members of the Board of Directors of the Corporation then in office, in which event the provisions of Article X, Section 1 hereof shall apply.

                           PROXY FOR ANNUAL MEETING OF
                               DCB FINANCIAL CORP
                               LEWIS CENTER, OHIO

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned shareholder of DCB Financial Corp, Lewis Center, Ohio, do hereby nominate, constitute, and appoint Jerome J. Harmeyer, Vicki J. Lewis, William R. Oberfield and Adam Stevenson, or any one of them (with full power of substitution for me and in my name, place and stead) to vote all the common stock of said Company, standing in my name on its books on May 15, 2003, at the Annual Meeting of its shareholders to be held on June 25, 2003, at 4:00 P.M. (local time) at the Delaware County Bank & Trust Company Corporate Center (110 Riverbend Avenue), Lewis Center, Ohio, or any postponements or adjournments thereof with all the powers the undersigned would possess if personally present as follows. By appointing the above named persons as proxy for me, I give them the right to vote cumulatively in the election of directors and to cast the number of votes among the nominees noted below in such proportion as they shall deem appropriate, in their sole discretion, unless I have withheld my vote for any nominee, in which case votes shall not be cast for that person. This proxy revokes all prior proxies given by the undersigned.

1. To elect three (3) members of Class I (term to expire 2006) to the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES.

Nominees:
---------

Jeffrey T. Benton         For All Nominees  [ ]
G. William Parker
Gary M. Skinner           Withhold Authority to Vote For all Nominees  [ ]

                          (To Withhold Authority for an individual
                           nominee, check the "For All Nominees" box and draw a line through the name of such nominee)

2. AUTHORIZATION OF PREFERRED SHARES - To approve amending and restating the Company's Articles of Incorporation to provide for 2,000,000 authorized preferred shares

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL 2.

                  FOR [ ]             AGAINST [ ]            ABSTAIN [ ]

3. ELIMINATION OF CUMULATIVE VOTING - To approve amending and restating the Company's Articles of Incorporation to eliminate the right of cumulative voting in the election of directors.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL 3.

                  FOR [ ]             AGAINST [ ]            ABSTAIN [ ]

4. OPTING OUT OF THE CONTROL SHARE ACQUISITION STATUTE - To approve amending the Articles of Incorporation of the Company to choose that the provisions of Section 1701.831 of the Ohio Revised Code, the control share acquisition statute not be applicable to the Company.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL 4.

                  FOR [ ]             AGAINST [ ]            ABSTAIN [ ]

5. TECHNICAL REVISIONS TO THE ARTICLES OF INCORPORATION - To approve amending and restating the Company's Articles of Incorporation, as more fully described in the proxy statement, to make certain technical changes and corrections, and therefore to adopt the Amended and Restated Articles of Incorporation in the form of Exhibit A attached to the proxy statement.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL 5.

                  FOR [ ]             AGAINST [ ]            ABSTAIN [ ]

6. AMENDMENT AND RESTATEMENT OF THE CODE OF REGULATIONS - To approve amending and restating the Company's Code of Regulations, as more fully described in the proxy statement. Approval will result in the adoption of the Amended and Restated Code of Regulations in the form of Exhibit B attached to the proxy statement.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL 6.

                  FOR [ ]             AGAINST [ ]            ABSTAIN [ ]

7. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.


THIS PROXY IS SOLICITED BY MANAGEMENT AND CONFERS AUTHORITY TO VOTE "FOR" THE NOMINEES NOTED ABOVE, AND "FOR" EACH OF PROPOSALS 2, 3, 4, 5 AND 6 ABOVE UNLESS OTHERWISE MARKED. IF ANY OTHER BUSINESS IS PRESENTED AT SAID MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT. ALL SHARES REPRESENTED BY PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND "FOR" EACH OF PROPOSALS 2, 3, 4, 5 AND 6. This proxy may be revoked prior to its exercise by either written notice or personally at the meeting or by a subsequently dated proxy.



------------------------------            -------------------------------------
    (STOCKHOLDER SIGNATURE)                                (DATE)

------------------------------            -------------------------------------
    (STOCKHOLDER SIGNATURE)                                (DATE)


                           --------------------------
                                  INSERT LABEL
                           --------------------------


(WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. ALL JOINT OWNERS SHOULD SIGN.)